UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2026

Date of reporting period: March 31, 2026

ITEM 1. REPORTS TO STOCKHOLDERS.

March 31, 2026

ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

A Word from

Our President

Onur Erzan President and Chief Executive Officer, AB Mutual Funds

Dear Shareholder,

We’re pleased to provide this report for AllianceBernstein Global High Income Fund, Inc. (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

ABFunds.com	AllianceBernstein Global High Income Fund 1

ANNUAL REPORT

May 20, 2026

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund, Inc. for the annual reporting period ended March 31, 2026. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income and, secondarily, capital appreciation.

RETURNS AS OF MARCH 31, 2026 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)[1]	0.62%	7.26%

Primary Benchmark: Bloomberg Global High Yield Index (USD hedged)	1.46%	7.80%

Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Bloomberg US Corporate HY 2% Issuer Capped Index	2.13%	8.87%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund’s market price per share on March 31, 2026, was $10.17. The Fund’s NAV per share on March 31, 2026, was $11.17. For additional financial highlights, please see pages 97-98.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Global High Yield Index (USD hedged), as well as its blended benchmark for the six- and 12-month periods ended March 31, 2026. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During both the six- and 12-month periods, the Fund underperformed both its primary benchmark and blended benchmark. Over the 12-month period, sector allocation detracted the most from relative performance, mainly from an underweight to emerging-market (EM) sovereign bonds, overweight exposure to US investment-grade corporate bonds and off-benchmark exposure to US bank loans that were partially offset by gains from an underweight to EM corporate bonds and off-benchmark exposure to EM treasuries. Yield-curve positioning contributed, from an overweight to the six-month part of the yield-curve in the US and an underweight to the six-month part of the eurozone yield-curve that contributed more to performance than losses from overweights to the two-and 10-year parts of the US yield-curve. Security selection also contributed from security selection in US high-yield corporate bonds and investment-grade corporate bonds. At the country level, an underweight to the eurozone and an

2 AllianceBernstein Global High Income Fund	ABFunds.com

overweight to the US contributed. Currency decisions detracted, namely an underweight to the euro.

Over the six-month period, sector allocation detracted the most from relative performance, mainly from an underweight to EM sovereign bonds, and off-benchmark exposure to high-yield credit default swaps and US investment-grade corporate bonds that were partially offset by gains from off-benchmark exposure to EM treasuries. Security selection contributed, largely from security selection in US high-yield corporate bonds, which partially offset losses from selections in EM corporate and sovereign bonds. Yield-curve positioning contributed, driven by an overweight to the six-month part of the US yield-curve and an underweight to the six-month part of the eurozone yield-curve, which offset losses from overweights to the two- to five-year parts of the US yield-curve. Currency decisions also contributed, namely an underweight to the euro.

The Fund used interest rate futures to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to effectively obtain high-yield credit/sector exposure and were also used to hedge credit risk. Interest rate swaps to manage and hedge duration risk and to take active yield curve positioning.

During the 12-month period, the utilization of leverage on behalf of the Fund added to performance, relative to the benchmark, as the benchmark generated positive returns in excess of the Fund’s borrowing rates. The utilization of leverage added to the Fund’s absolute returns. During the six-month period, the utilization of leverage on behalf of the Fund detracted from performance, relative to the benchmark, as the benchmark generated negative returns in excess of the Fund’s borrowing rates. The utilization of leverage detracted from the Fund’s absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks increased during the 12-month period that ended on March 31, 2026. Global equity markets were volatile following US President Donald Trump’s back-and-forth announcements on tariffs in April 2025, but after trade tensions eased stocks rallied over the summer despite uncertainty over future Federal Reserve rate cuts. As the Fed shifted its focus to labor market weakness, the central bank lowered interest rates three times in the second half of 2025. Concerns over technology stock valuations began to weigh on US markets at the end of 2025 and in early 2026, and investors looked to diversify into value-oriented sectors and non-US markets, sending many international and emerging-market equity indices to all-time highs. That changed in March as the conflict with Iran intensified and disruptions in the Strait of Hormuz sent energy prices sharply higher. The initial drawdown was broad-based, but global markets rebounded in April as periods of optimism around geopolitical developments in Iran supported risk sentiment, even as the conflict remained unresolved and continued to generate volatility in energy markets. During the 12-month period, within large-cap markets, both growth and

ABFunds.com	AllianceBernstein Global High Income Fund 3

value stocks rose in absolute terms, with growth outperforming on a relative basis. Both large- and small-cap stocks increased in absolute terms, with small-caps outperforming on a relative basis. During the six-month period, value stocks gained in absolute terms while growth stocks declined, and small-cap stocks outperformed large-caps in relative terms.

Fixed-income government bond market yields were volatile as investors adjusted their expectations for US tariffs, inflation, growth, deficits and central bank decisions. Yields fell over most of the period until March, when the conflict in the Middle East began. Government bond returns rose solidly in aggregate over the year. Returns were the highest in Switzerland, Italy and Spain, and fell in Japan. Overall, developed-market investment-grade corporate bonds rose and solidly outperformed government bonds, as corporates outperformed treasuries in the eurozone and the US. Developed-market high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the eurozone and US. Emerging-market hard-currency sovereign bonds outperformed developed-market treasuries by a significant margin, mainly due to the strong performance of high-yield sovereigns. Overall, emerging-market hard-currency corporate bonds also had solid results, again boosted by high-yield corporates. Emerging-market local-currency bonds outperformed other credit risk sectors as the US dollar fell against all developed-market currencies except the yen, and was mixed against emerging-market currencies over the period.

The Fund’s Investment Management Team (the “Team”) seeks to generate high current income and, secondarily, capital appreciation. The Fund is a globally diversified portfolio that takes full advantage of the Team’s best research ideas by pursuing high-income opportunities across all fixed-income sectors. The Fund invests primarily (and without limit) in corporate debt securities from US and non-US issuers, as well as government bonds from both developing and developed countries, including the US. Under normal market conditions, the Fund invests substantially in lower-rated bonds, but may also invest in investment-grade and unrated debt securities.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-8 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 93-96.

4 AllianceBernstein Global High Income Fund	ABFunds.com

DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 102-103.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries and could negatively impact the market value of a security. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and

ABFunds.com	AllianceBernstein Global High Income Fund 5

DISCLOSURES AND RISKS (continued)

external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As

6 AllianceBernstein Global High Income Fund	ABFunds.com

DISCLOSURES AND RISKS (continued)

inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risks than investments in other foreign countries because the markets are less developed, less liquid and are subject to increased potential for market manipulation and economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

ABFunds.com	AllianceBernstein Global High Income Fund 7

DISCLOSURES AND RISKS (continued)

Mortgage-Related and/or Other Asset-Backed Securities Risk: The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Historical performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares and assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

8 AllianceBernstein Global High Income Fund	ABFunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/31/2016 TO 3/31/2026

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global High Income Fund based on market prices (from 3/31/2016 to 3/31/2026) as compared with the performance of the Fund’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

ABFunds.com	AllianceBernstein Global High Income Fund 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2026 (unaudited)

	NAV Returns	Market Price

1 Year	7.26%	1.93%

5 Years	5.08%	4.69%

10 Years	6.35%	6.21%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2026 (unaudited)

	NAV Returns	Market Price

1 Year	7.26%	1.93%

5 Years	5.08%	4.69%

10 Years	6.35%	6.21%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

10 AllianceBernstein Global High Income Fund	ABFunds.com

Portfolio Statistics March 31, 2026 (unaudited) Net Assets ($mil): $963.4

SECURITY TYPE BREAKDOWN[1]

62.5%	Corporates–Non-Investment Grade
14.9%	Corporates–Investment Grade
5.7%	Emerging Markets–Corporate Bonds
5.7%	Bank Loans
3.3%	Emerging Markets–Sovereigns
1.7%	Governments–Treasuries
0.8%	Collateralized Mortgage Obligations
0.8%	Quasi-Sovereigns
0.7%	Governments–Sovereign Bonds
0.5%	Asset-Backed Securities
0.4%	Common Stocks
0.4%	Local Governments–US Municipal Bonds
0.3%	Emerging Markets–Treasuries
0.7%	Other
1.6%	Short-Term Investments

COUNTRY BREAKDOWN[2]

67.6%	United States
3.4%	United Kingdom
3.1%	Canada
2.7%	France
1.2%	Brazil
1.2%	Italy
1.2%	Colombia
1.1%	Mexico
1.1%	Spain
1.0%	India
0.9%	Turkey
0.9%	South Africa
0.8%	Germany
12.2%	Other
1.6%	Short-Term Investments

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following: Collateralized Loan Obligations, Commercial Mortgage-Backed Securities, Inflation-Linked Securities, Preferred Stocks and Rights.

2

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following: Angola, Argentina, Australia, Belgium, Chile, China, Costa Rica, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Guatemala, Hong Kong, Indonesia, Ireland, Israel, Jamaica, Japan, Jersey (Channel Islands), Kazakhstan, Kenya, Kuwait, Luxembourg, Macau, Malaysia, Morocco, Netherlands, Nigeria, Norway, Panama, Peru, Puerto Rico, Romania, Senegal, Serbia, Slovenia, Sri Lanka, Switzerland, Trinidad and Tobago, Ukraine, Uzbekistan and Zambia.

ABFunds.com	AllianceBernstein Global High Income Fund 11

PORTFOLIO OF INVESTMENTS

March 31, 2026

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 62.0%
Industrial – 53.8%
Basic – 3.2%
Alcoa Nederland Holding BV 4.125%, 03/31/2029(a)	U.S.$	745	$722,153
Alumina Pty Ltd. 6.125%, 03/15/2030(a)		912	928,856
6.375%, 09/15/2032(a)		1,153	1,178,759
ASP Unifrax Holdings, Inc. 7.10% (7.10% Cash or 5.85% Cash and 1.25% PIK), 09/30/2029(a)(b)		2,701	159,144
11.175% (10.425% Cash or 11.175% PIK or 6.425% Cash and 4.75% PIK), 09/30/2029(a)(b)(c)		3,042	1,541,813
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		255	241,034
Celanese US Holdings LLC 6.50%, 04/15/2030		184	187,553
6.75%, 04/15/2033(d)		555	569,264
7.00%, 02/15/2031		580	595,136
7.375%, 02/15/2034		1,205	1,236,128
Chemours Co. (The) 7.875%, 03/15/2034(a)		700	699,764
Cleveland-Cliffs, Inc. 7.625%, 01/15/2034(a)		700	683,601
Clydesdale Acquisition Holdings, Inc. 6.875%, 01/15/2030(a)		85	82,812
8.75%, 04/15/2030(a)		530	495,776
Commercial Metals Co. 5.75%, 11/15/2033(a)		609	603,816
Compass Minerals International, Inc. 8.00%, 07/01/2030(a)		424	439,009
Constellium SE 3.75%, 04/15/2029(a)		295	281,693
5.625%, 06/15/2028(a)		886	881,941
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		360	358,310
Domtar Corp. 6.75%, 10/01/2028(a)		423	278,270
Element Solutions, Inc. 3.875%, 09/01/2028(a)		2,215	2,155,801
Fortescue Treasury Pty Ltd. 4.375%, 04/01/2031(a)		1,170	1,107,220
4.50%, 09/15/2027(a)		190	188,148
5.875%, 04/15/2030(a)		43	43,519
6.125%, 04/15/2032(a)		2,651	2,708,729

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Graphic Packaging International LLC 3.50%, 03/15/2028(a)	U.S.$	841	$808,702
3.75%, 02/01/2030(a)		1,661	1,527,522
INEOS Finance PLC 6.375%, 04/15/2029(a)	EUR	1,029	1,114,466
INEOS Quattro Finance 2 PLC 8.50%, 03/15/2029(a)		1,557	1,504,065
INEOS Styrolution Ludwigshafen GmbH 2.25%, 01/16/2027(a)		104	117,323
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	495	474,703
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2023(e)(f)(g)(h)(i)		2,857	– 0	–
Mativ Holdings, Inc. 8.00%, 10/01/2029(a)		336	314,144
Methanex Corp. 5.125%, 10/15/2027		151	150,037
Novelis Corp. 6.875%, 01/30/2030(a)		594	599,225
Olin Corp. 5.625%, 08/01/2029		1,084	1,070,130
6.625%, 04/01/2033(a)		659	644,366
Olympus Water US Holding Corp. 6.75%, 08/01/2032(a)		1,296	1,234,860
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		143	138,824
Sealed Air Corp./Sealed Air Corp. US 7.25%, 02/15/2031(a)		556	585,827
Solstice Advanced Materials, Inc. 5.625%, 09/30/2033(a)		591	582,750
SunCoke Energy, Inc. 4.875%, 06/30/2029(a)		414	373,958
Vibrantz Technologies, Inc. 9.00%, 02/28/2031(e)(h)(j)		359	79,655
WR Grace Holdings LLC 6.625%, 08/15/2032(a)		722	703,574
7.00%, 08/01/2033(a)		637	620,649
7.375%, 03/01/2031(a)		82	82,168

			31,095,197

Capital Goods – 5.3%
Amsted Industries, Inc. 6.375%, 03/15/2033(a)		149	149,896
Arcosa, Inc. 6.875%, 08/15/2032(a)		1,237	1,268,755
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 5.00%, 01/30/2031(a)	EUR	437	490,110
6.25%, 01/30/2031(a)	U.S.$	415	411,253

ABFunds.com	AllianceBernstein Global High Income Fund 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Artera Services LLC 8.50%, 02/15/2031(a)	U.S.$	36	$31,120
Axon Enterprise, Inc. 6.125%, 03/15/2030(a)		1,931	1,970,623
6.25%, 03/15/2033(a)		1,211	1,236,025
Ball Corp. 2.875%, 08/15/2030		640	582,500
Biffa Group Holdings Ltd. 5.25%, 06/15/2031(a)	EUR	1,241	1,385,378
Bombardier, Inc. 6.75%, 06/15/2033(a)	U.S.$	175	180,870
7.25%, 07/01/2031(a)		862	903,413
7.45%, 05/01/2034(a)		1,518	1,639,710
8.75%, 11/15/2030(a)		1,295	1,378,635
Brand Industrial Services, Inc. 10.375%, 08/01/2030(a)		436	398,564
Calderys Financing LLC 11.25%, 06/01/2028(a)		1,689	1,746,107
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028(a)		446	260,911
Columbus McKinnon Corp./NY 7.125%, 02/01/2033(a)		2,242	2,237,386
Dycom Industries, Inc. 4.50%, 04/15/2029(a)		415	402,678
Efesto Bidco SpA Efesto US LLC Series XR 7.50%, 02/15/2032(a)		2,102	2,088,255
EnerSys 6.625%, 01/15/2032(a)		146	149,319
Enviri Corp. 5.75%, 07/31/2027(a)		327	326,606
Esab Corp. 5.625%, 04/01/2031(a)		1,535	1,545,680
6.25%, 04/15/2029(a)		404	409,252
GFL Environmental, Inc. 4.375%, 08/15/2029(a)		207	201,395
Goat Holdco LLC 6.75%, 02/01/2032(a)		466	471,259
Griffon Corp. 5.75%, 03/01/2028		1,121	1,115,099
LSB Industries, Inc. 6.25%, 10/15/2028(a)(c)		1,348	1,342,301
Luna 2 5SARL
5.50%, 07/01/2032(a)	EUR	819	932,669
Madison IAQ LLC
5.875%, 06/30/2029(a)	U.S.$	2,417	2,374,432
Maxam Prill SARL
7.75%, 07/15/2030(a)		1,253	1,276,994

14 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC 6.75%, 04/01/2032(a)	U.S.$	361	$345,749
MIWD Holdco II LLC/MIWD Finance Corp. 5.50%, 02/01/2030(a)		3,073	2,659,243
Moog, Inc. 5.50%, 10/15/2034(a)		597	599,352
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		435	419,247
Owens-Brockway Glass Container, Inc. 7.25%, 05/15/2031(a)		482	462,246
Paprec Holding SA 4.50%, 07/15/2032(a)	EUR	460	522,069
TransDigm, Inc. 4.625%, 01/15/2029	U.S.$	290	284,877
4.875%, 05/01/2029		1,954	1,925,750
6.00%, 01/15/2033(a)		3,691	3,693,686
6.125%, 07/31/2034(a)		608	598,959
6.375%, 03/01/2029(a)		1,600	1,632,527
6.375%, 05/31/2033(a)		713	710,964
6.75%, 08/15/2028(a)		2,448	2,475,947
6.75%, 01/31/2034(a)		544	551,285
6.875%, 12/15/2030(a)		1,667	1,709,424
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		1,388	1,421,168
WESCO Distribution, Inc. 5.25%, 04/15/2031(a)		1,033	1,026,478
6.375%, 03/15/2029(a)		382	388,830
6.625%, 03/15/2032(a)		579	592,213

			50,927,209

Communications - Media – 5.2%
AMC Networks, Inc. 10.50%, 07/15/2032(a)		898	886,390
Banijay Entertainment SAS 8.125%, 05/01/2029(a)		805	829,914
Block Communications, Inc. 10.25%, 03/01/2031(a)		700	638,472
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031(a)		2,762	2,512,783
4.50%, 08/15/2030(a)		3,359	3,134,963
5.00%, 02/01/2028(a)		321	318,044
6.375%, 09/01/2029(a)		1,268	1,273,051
Clear Channel Outdoor Holdings, Inc. 7.125%, 02/15/2031(a)		982	1,029,241
CSC Holdings LLC 4.625%, 12/01/2030(a)		667	236,669
5.375%, 02/01/2028(a)		829	613,682
5.50%, 04/15/2027(a)		1,803	1,564,674

ABFunds.com	AllianceBernstein Global High Income Fund 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.75%, 01/15/2030(a)	U.S.$	1,480	$556,053
7.50%, 04/01/2028(a)		623	343,071
11.25%, 05/15/2028(a)		824	675,173
11.75%, 01/31/2029(a)		581	420,155
Deluxe Corp. 8.00%, 06/01/2029(a)		67	67,506
DIRECTV Financing LLC 8.875%, 02/01/2030(a)		1,571	1,567,791
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		751	748,737
10.00%, 02/15/2031(a)		1,307	1,334,393
Discovery Communications LLC 6.35%, 06/01/2040		1,011	737,139
Discovery Global Holdings, Inc. 4.28%, 03/15/2032		1,006	890,653
5.05%, 03/15/2042		3,716	2,479,084
5.14%, 03/15/2052		460	278,749
DISH DBS Corp. 5.25%, 12/01/2026(a)		2,836	2,810,216
5.75%, 12/01/2028(a)		1,330	1,287,955
7.375%, 07/01/2028		1,088	1,055,242
EW Scripps Co. (The) 9.875%, 08/15/2030(a)		840	816,535
Gray Media, Inc. 5.375%, 11/15/2031(a)		671	496,057
7.25%, 08/15/2033(a)		343	345,506
9.625%, 07/15/2032(a)		1,286	1,287,027
iHeartCommunications, Inc. 9.125%, 05/01/2029(a)		206	186,583
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		3,059	1,995,948
6.75%, 10/15/2027(a)		1,366	922,166
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		639	632,120
8.00%, 08/01/2029(a)		247	246,634
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		3,920	3,684,800
Nexstar Media, Inc. 7.25%, 04/15/2034(a)		700	701,526
Paramount Global 6.375%, 03/30/2062		1,640	1,200,107
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		320	276,776
8.125%, 02/15/2033(a)		1,049	1,069,109
Sirius XM Radio LLC 4.125%, 07/01/2030(a)		396	371,875
5.875%, 04/15/2032(a)		700	694,812

16 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Snap, Inc. 6.875%, 03/01/2033(a)	U.S.$	1,521	$1,439,680
Summer BC Holdco B SARL 5.875%, 02/15/2030(a)	EUR	199	197,850
Versant Media Group, Inc. 7.25%, 01/30/2031(a)	U.S.$	2,524	2,581,734
Virgin Media Finance PLC 5.00%, 07/15/2030(a)		279	228,814
Virgin Media O2 Vendor Financing Notes VI DAC 8.50%, 03/15/2033(a)		700	610,790
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		508	450,116
VZ Secured Financing BV 5.00%, 01/15/2032(a)		320	274,162
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)	EUR	149	157,189
Ziggo BV 4.875%, 01/15/2030(a)	U.S.$	1,501	1,394,156

			50,551,872

Communications - Telecommunications – 2.9%
Altice Financing SA 5.75%, 08/15/2029(a)		1,249	875,691
Altice France Lux 3/Altice Holdings 1 10.00%, 01/15/2033(f)		691	627,355
Altice France SA 4.75%, 10/15/2030(a)	EUR	675	736,917
6.50%, 10/15/2031(a)	U.S.$	298	283,181
6.50%, 04/15/2032(a)		251	237,023
6.875%, 10/15/2030(a)		1,262	1,207,756
6.875%, 07/15/2032(a)		1,392	1,319,030
9.50%, 11/01/2029(a)		1,062	1,071,438
APLD ComputeCo 2 LLC 6.75%, 03/15/2031(a)		1,943	1,931,981
APLD ComputeCo LLC 9.25%, 12/15/2030(a)		524	539,929
British Telecommunications PLC 4.25%, 11/23/2081(a)		412	407,440
Connect Finco SARL/Connect US Finco LLC 9.00%, 09/15/2029(a)		490	514,250
EchoStar Corp. 6.75% (6.75% Cash or 6.75% PIK), 11/30/2030(b)(c)		2,791	2,821,455
10.75%, 11/30/2029		2,050	2,213,575
Fibercop SpA 7.20%, 07/18/2036(a)		259	257,083
7.72%, 06/04/2038(a)		1,559	1,558,239
Level 3 Financing, Inc. 8.50%, 01/15/2036(a)		404	421,440

ABFunds.com	AllianceBernstein Global High Income Fund 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rogers Communications, Inc. 5.25%, 03/15/2082(a)	U.S.$	584	$576,573
Telecom Italia Capital SA 7.72%, 06/04/2038		509	565,590
United Group BV 3.625%, 02/15/2028(a)	EUR	237	268,003
4.625%, 08/15/2028(a)		481	554,569
6.75%, 02/15/2031(a)		616	715,915
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC 8.625%, 06/15/2032(a)(d)	U.S.$	626	647,931
Viasat, Inc. 5.625%, 04/15/2027(a)		465	463,004
6.50%, 07/15/2028(a)		60	59,233
7.50%, 05/30/2031(a)		341	337,004
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)		980	830,562
4.75%, 07/15/2031(a)		3,639	3,130,595
7.75%, 04/15/2032(a)		1,155	1,109,158
Vodafone Group PLC 4.125%, 06/04/2081		623	568,495
Windstream Services LLC/Windstream Escrow Finance Corp. 8.25%, 10/01/2031(a)		1,376	1,441,273

			28,291,688

Consumer Cyclical - Automotive – 3.0%
Adient Global Holdings Ltd. 7.50%, 02/15/2033(a)		856	860,032
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		845	786,548
5.875%, 06/01/2029(a)		537	541,310
American Axle & Manufacturing, Inc. 5.00%, 10/01/2029		269	256,442
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(a)		3,245	2,505,280
Clarios Global LP/Clarios US Finance Co. 4.75%, 06/15/2031(a)	EUR	711	808,016
6.75%, 09/15/2032(a)	U.S.$	1,410	1,420,547
Cooper-Standard Automotive, Inc. 9.25%, 03/01/2031(a)		449	424,381
Cyprium Corp./Cyprium Holdings Luxembourg SARL 6.375%, 04/15/2034(a)		700	679,728
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(e)(f)(g)(h)(i)(k)		2,940	– 0	–
Exide Technologies (First Lien) 11.00%, 10/31/2024(e)(f)(g)(h)(i)(k)		1,207	– 0	–
Forvia SE 8.00%, 06/15/2030(a)		202	208,162

18 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goodyear Tire & Rubber Co. (The) 4.875%, 03/15/2027	U.S.$	501	$495,933
5.25%, 04/30/2031		239	214,795
5.25%, 07/15/2031		1,911	1,711,736
6.625%, 07/15/2030		1,644	1,608,605
IHO Verwaltungs GmbH 6.375% (6.375% Cash or 7.125% PIK), 05/15/2029(a)(b)		200	199,754
6.75% (6.75% Cash or 7.50% PIK), 11/15/2029(a)(b)	EUR	511	613,198
7.75% (7.75% Cash or 8.50% PIK), 11/15/2030(a)(b)	U.S.$	695	712,450
8.00% (8.00% Cash or 8.75% PIK), 11/15/2032(a)(b)		310	319,130
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(a)(b)	EUR	306	362,513
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028(a)	U.S.$	575	525,561
2.75%, 03/09/2028(a)		1,112	1,038,896
6.125%, 09/30/2030(a)		1,466	1,410,012
7.05%, 09/15/2028(a)		5	5,078
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,000	968,837
4.81%, 09/17/2030(a)		233	211,198
8.125%, 07/17/2035(a)		3,203	3,298,117
PM General Purchaser LLC 9.50%, 10/01/2028(a)		2,079	1,969,149
Qnity Electronics, Inc.
6.25%, 08/15/2033(a)		580	588,438
Tenneco, Inc. 8.00%, 11/17/2028(a)		2,457	2,453,282
Titan International, Inc. 7.00%, 04/30/2028		1,422	1,418,479
ZF North America Capital, Inc. 7.50%, 03/24/2031(a)		281	275,694

			28,891,301

Consumer Cyclical - Entertainment – 0.9%
Live Nation Entertainment, Inc. 4.75%, 10/15/2027(a)		483	480,414
6.50%, 05/15/2027(a)		38	38,065
Motion Finco SARL 8.375%, 02/15/2032(a)		268	221,744
NCL Corp., Ltd. 5.875%, 01/15/2031(a)		1,428	1,387,156
6.25%, 09/15/2033(a)		470	456,444
6.75%, 02/01/2032(a)		693	687,712
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		1,327	1,271,712

ABFunds.com	AllianceBernstein Global High Income Fund 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Six Flags Entertainment Corp. 7.25%, 05/15/2031(a)(d)	U.S.$	2,378	$2,295,539
Six Flags Entertainment Corp./Canada’s Wonderland Co./Magnum Management Corp. 5.25%, 07/15/2029		85	81,289
Viking Cruises Ltd. 5.875%, 10/15/2033(a)		1,235	1,221,559
9.125%, 07/15/2031(a)		468	493,322

			8,634,956

Consumer Cyclical - Other – 5.0%
Allwyn Entertainment Financing UK PLC 4.125%, 02/15/2031(a)	EUR	305	331,675
4.625%, 08/15/2031(a)		699	774,681
7.875%, 04/30/2029(a)	U.S.$	200	203,250
AmeriTex HoldCo Intermediate LLC 7.625%, 08/15/2033(a)		2,231	2,301,014
Betclic Everest Group SAS 5.125%, 12/10/2031(a)	EUR	607	691,301
Brightstar Lottery PLC/Brightstar Global Solutions Corp. 5.75%, 01/15/2033(a)	U.S.$	1,185	1,147,803
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		1,738	1,601,672
6.25%, 09/15/2027(a)		405	404,750
Builders FirstSource, Inc. 4.25%, 02/01/2032(a)		619	570,862
6.375%, 03/01/2034(a)		1,142	1,131,842
6.75%, 05/15/2035(a)		1,272	1,272,745
CD&R Smokey Buyer, Inc./Radio Systems Corp. 9.50%, 10/15/2029(a)		449	380,774
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		491	484,679
5.75%, 04/01/2030(a)		540	535,075
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	559	657,543
CP Atlas Buyer, Inc. 9.75%, 07/15/2030(a)	U.S.$	400	376,644
Great Canadian Gaming Corp./Raptor LLC 8.75%, 11/15/2029(a)		1,195	1,165,310
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		1,538	1,397,354
3.75%, 05/01/2029(a)		958	918,814
4.00%, 05/01/2031(a)		448	420,189
5.875%, 04/01/2029(a)		1,286	1,298,472
6.125%, 04/01/2032(a)		738	749,480
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.
4.875%, 07/01/2031(a)		465	420,138

20 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 06/01/2029(a)	U.S.$	3,193	$3,034,969
6.625%, 01/15/2032(a)		595	588,821
Installed Building Products, Inc.
5.625%, 02/01/2034(a)		301	295,505
K Hovnanian Enterprises, Inc.
8.00%, 04/01/2031(a)		790	783,360
Kingpin Intermediate Holdings LLC
7.25%, 10/15/2032(a)		432	381,610
LGI Homes, Inc.
7.00%, 11/15/2032(a)		703	654,645
Lottomatica Group SpA
4.875%, 01/31/2031(a)	EUR	493	574,193
Marriott Ownership Resorts, Inc.
4.50%, 06/15/2029(a)	U.S.$	293	277,508
6.50%, 10/01/2033(a)		2,488	2,365,699
Masterbrand, Inc.
7.00%, 07/15/2032(a)		1,031	1,009,214
MGM Resorts International
4.625%, 09/01/2026		5	4,991
Miller Homes Group Finco PLC
6.23% (EURIBOR 3 Month + 4.25%), 10/15/2030(a)(l)	EUR	306	348,326
7.00%, 05/15/2029(a)	GBP	679	879,837
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC 8.25%, 04/15/2030(a)	U.S.$	760	776,361
11.875%, 04/15/2031(a)		1,546	1,609,736
Penn Entertainment, Inc. 6.75%, 04/01/2031(a)		700	680,085
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029		911	880,788
Standard Building Solutions, Inc. 5.875%, 03/15/2034(a)		1,425	1,378,354
6.25%, 08/01/2033(a)		1,068	1,057,217
6.50%, 08/15/2032(a)		312	313,551
Standard Industries, Inc./NY 3.375%, 01/15/2031(a)		17	15,274
4.375%, 07/15/2030(a)		2,605	2,459,506
4.75%, 01/15/2028(a)		545	539,452
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(a)		54	53,410
5.75%, 01/15/2028(a)		582	582,980
Thor Industries, Inc. 4.00%, 10/15/2029(a)		1,713	1,615,722
Travel & Leisure Co. 4.50%, 12/01/2029(a)		1,784	1,707,358
4.625%, 03/01/2030(a)		2,415	2,299,597
6.125%, 09/01/2033(a)		128	126,179

ABFunds.com	AllianceBernstein Global High Income Fund 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)	U.S.$	544	$531,650
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		781	778,717

			47,840,682

Consumer Cyclical - Restaurants – 0.4%
1011778 BC ULC/New Red Finance, Inc. 4.00%, 10/15/2030(a)		1,168	1,097,325
4.375%, 01/15/2028(a)		963	950,046
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/2029(a)		441	421,980
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.75%, 06/01/2027(a)		733	730,387
Yum! Brands, Inc. 3.625%, 03/15/2031		174	160,691

			3,360,429

Consumer Cyclical - Retailers – 4.8%
Advance Auto Parts, Inc. 7.00%, 08/01/2030(a)		3,821	3,869,020
7.375%, 08/01/2033(a)		778	786,209
Arko Corp. 5.125%, 11/15/2029(a)		1,035	915,437
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		1,373	1,326,427
5.00%, 02/15/2032(a)		827	783,789
Bath & Body Works, Inc. 5.25%, 02/01/2028		845	843,669
6.75%, 07/01/2036		98	94,180
6.875%, 11/01/2035		519	510,577
7.60%, 07/15/2037		367	357,134
Beach Acquisition Bidco LLC 5.25%, 07/15/2032(a)	EUR	757	839,732
Boots Group Finco LP 5.375%, 08/31/2032(a)		1,247	1,436,220
Carvana Co. 5.50%, 04/15/2027(a)	U.S.$	415	403,811
9.00%, 06/01/2030(a)(b)(c)		2,001	2,083,968
9.00%, 06/01/2031(a)(b)(c)		2,138	2,312,842
Champ Acquisition Corp. 8.375%, 12/01/2031(a)		375	392,891
Cougar JV Subsidiary LLC 8.00%, 05/15/2032(a)		2,172	2,249,615
CT Investment GmbH 6.375%, 04/15/2030(a)	EUR	516	602,587

22 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FirstCash, Inc. 4.625%, 09/01/2028(a)	U.S.$	551	$541,310
5.625%, 01/01/2030(a)		257	255,408
Gap, Inc. (The) 3.625%, 10/01/2029(a)		1,146	1,071,055
3.875%, 10/01/2031(a)		303	275,021
Gee Automotive Holdings LLC 7.25%, 03/01/2031(a)		833	831,880
Global Auto Holdings Ltd./AAG FH UK Ltd. 8.375%, 01/15/2029(a)		2,245	2,060,169
8.75%, 01/15/2032(a)		1,125	961,337
11.50%, 08/15/2029(a)		358	356,383
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		1,680	1,623,968
6.375%, 01/15/2030(a)		650	655,761
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		901	853,314
LBM Acquisition LLC 9.50%, 06/15/2031(a)		210	182,710
LCM Investments Holdings II LLC 4.875%, 05/01/2029(a)		1,990	1,939,108
Lithia Motors, Inc. 3.875%, 06/01/2029(a)		145	138,163
Men’s Wearhouse LLC (The) 9.00%, 02/01/2031(a)		406	412,969
Michaels Cos., Inc. (The) 8.50%, 03/15/2033(a)		700	681,653
Nordstrom, Inc. 5.00%, 01/15/2044		737	494,060
Park River Holdings, Inc. 8.00%, 03/15/2031(a)		368	366,407
Penske Automotive Group, Inc. 3.75%, 06/15/2029		139	132,254
Petco Health & Wellness Co., Inc. 8.25%, 02/01/2031(a)		350	349,529
PetSmart LLC/PetSmart Finance Corp. 7.50%, 09/15/2032(a)		726	731,944
10.00%, 09/15/2033(a)		939	936,579
QXO Building Products, Inc. 6.75%, 04/30/2032(a)		2,409	2,457,537
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		2,738	2,653,788
4.875%, 11/15/2031(a)		255	241,661
Specialty Building Products Holdings LLC/SBP Finance Corp. 7.75%, 10/15/2029(a)		1,155	1,004,143
Staples, Inc. 10.75%, 09/01/2029(a)		2,506	2,327,472
12.75%, 01/15/2030(a)		1,061	715,497

ABFunds.com	AllianceBernstein Global High Income Fund 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

VF Corp. 2.80%, 04/23/2027	U.S.$	512	$498,361
William Carter Co. (The) 7.375%, 02/15/2031(a)		1,070	1,092,402

			46,649,951

Consumer Non-Cyclical – 7.2%
Acadia Healthcare Co., Inc. 7.375%, 03/15/2033(a)		944	968,125
Accendra Health, Inc. 4.50%, 03/31/2029(a)		3	1,787
6.625%, 04/01/2030(a)(d)		275	131,280
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		485	462,522
5.50%, 03/31/2031(a)		1,654	1,636,007
Bausch & Lomb Corp. 8.375%, 10/01/2028(a)		3,238	3,350,681
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		543	538,032
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		350	321,232
11.00%, 09/30/2028(a)		2,030	2,076,567
BioMarin Pharmaceutical, Inc. 5.50%, 02/15/2034(a)		500	491,413
CAB SELAS 3.375%, 02/01/2028(a)	EUR	1,533	1,722,640
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)	U.S.$	493	454,609
6.00%, 01/15/2029(a)		1,466	1,451,422
6.125%, 04/01/2030(a)		3,640	3,160,455
6.875%, 04/15/2029(a)		1,328	1,275,680
9.75%, 01/15/2034(a)		700	725,545
CVS Health Corp. 6.75%, 12/10/2054		152	153,428
7.00%, 03/10/2055		2,238	2,303,260
DaVita, Inc. 3.75%, 02/15/2031(a)		512	469,702
4.625%, 06/01/2030(a)		4,729	4,546,773
Elanco Animal Health, Inc. 6.40%, 08/28/2028(c)		1,760	1,804,700
Embecta Corp. 5.00%, 02/15/2030(a)(d)		2,067	1,913,377
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		1,516	1,290,252
Encompass Health Corp. 4.50%, 02/01/2028		58	57,516
Fortrea Holdings, Inc. 7.50%, 07/01/2030(a)		344	326,077

24 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Genmab A/S/Genmab Finance LLC 6.25%, 12/15/2032(a)	U.S.$	2,005	$2,047,421
7.25%, 12/15/2033(a)		696	725,580
Grifols SA 3.875%, 10/15/2028(a)	EUR	1,806	2,038,804
7.50%, 05/01/2030(a)		1,300	1,553,465
Gruenenthal GmbH 6.75%, 05/15/2030(a)		1,067	1,271,955
Gruppo San Donato SpA 6.50%, 10/31/2031(a)		1,029	1,153,515
Iceland Bondco PLC 10.875%, 12/15/2027(a)	GBP	156	213,524
Industrial F&B Investments III, Inc. 7.75%, 02/11/2033(a)	U.S.$	434	438,413
Insulet Corp. 6.50%, 04/01/2033(a)		172	175,502
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	862	944,255
5.00%, 05/15/2027(a)	U.S.$	606	604,370
6.50%, 05/15/2030(a)		203	207,416
LifePoint Health, Inc. 8.375%, 02/15/2032(a)		1,889	2,012,190
11.00%, 10/15/2030(a)		861	927,056
Mehilainen Yhtiot Oy 5.125%, 06/30/2032(a)	EUR	562	645,808
MPH Acquisition Holdings LLC 5.75%, 12/31/2030(a)	U.S.$	1,289	1,002,127
6.75% (6.00% Cash and 0.75% PIK), 03/31/2031(a)(b)(c)		217	145,087
11.50% (6.50% Cash and 5.00% PIK), 12/31/2030(a)(b)(c)		975	883,852
National Mentor Holdings, Inc. 10.50%, 12/15/2030(a)		469	484,265
Neogen Food Safety Corp. 8.625%, 07/20/2030(a)		883	927,757
Opal Bidco SAS 5.50%, 03/31/2032(a)	EUR	972	1,095,491
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)		885	984,898
4.125%, 04/30/2028(a)	U.S.$	2,247	2,178,526
5.125%, 04/30/2031(a)		922	752,582
7.875%, 05/15/2034(a)		716	589,179
Paradigm Parent LLC & Paradigm Parent CO-Issuer, Inc. 8.75%, 04/17/2032(a)		344	305,472
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		75	72,107

ABFunds.com	AllianceBernstein Global High Income Fund 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Perrigo Finance Unlimited Co. 5.15%, 06/15/2030(c)	U.S.$	1,308	$1,180,468
Prime Healthcare Services, Inc. 9.375%, 09/01/2029(a)		448	464,380
Primo Water Holdings, Inc./Triton Water Holdings, Inc. 4.375%, 04/30/2029(a)		1,227	1,191,761
6.25%, 04/01/2029(a)		421	421,358
Select Medical Corp. 6.25%, 12/01/2032(a)		1,343	1,276,521
Surgery Center Holdings, Inc. 7.25%, 04/15/2032(a)		2,043	2,003,589
TEAM Services Holding, Inc. 9.00%, 02/15/2033(a)		440	432,776
Tenet Healthcare Corp. 4.375%, 01/15/2030		307	297,229
5.50%, 11/15/2032(a)		3,846	3,811,023
6.125%, 10/01/2028		1,018	1,020,467
US Acute Care Solutions LLC 9.75%, 05/15/2029(a)		443	430,318
US Foods, Inc. 4.75%, 02/15/2029(a)		676	667,626
Whirlpool Corp. 4.70%, 05/14/2032		303	263,982
6.125%, 06/15/2030		189	184,456
6.50%, 06/15/2033		178	169,191

			69,828,844

Energy – 6.1%
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, 06/30/2029(a)		214	213,853
BKV Upstream Midstream LLC 7.50%, 10/15/2030(a)		388	392,450
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.00%, 07/15/2029(a)		17	17,542
Buckeye Partners LP 6.875%, 07/01/2029(a)		1,493	1,535,457
California Resources Corp. 7.00%, 01/15/2034(a)		751	755,546
8.25%, 06/15/2029(a)		243	254,272
Caturus Energy LLC 8.50%, 02/15/2030(a)		220	227,977
Chord Energy Corp. 6.00%, 10/01/2030(a)		683	690,250
CITGO Petroleum Corp. 8.375%, 01/15/2029(a)		844	871,271
CNX Resources Corp. 5.875%, 03/01/2034(a)		700	681,362

26 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.25%, 03/01/2032(a)	U.S.$	1,182	$1,214,588
7.375%, 01/15/2031(a)		551	566,072
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.50%, 06/15/2031(a)		764	745,482
Crescent Energy Finance LLC 7.375%, 01/15/2033(a)		160	160,040
7.625%, 04/01/2032(a)		291	295,094
7.875%, 04/15/2032(a)		282	288,482
CVR Energy, Inc. 7.875%, 02/15/2034(a)		474	475,409
Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.375%, 06/30/2033(a)		1,699	1,712,004
8.625%, 03/15/2029(a)		398	411,932
Excelerate Energy LP 8.00%, 05/15/2030(a)		1,449	1,517,258
Ferrellgas LP/Ferrellgas Finance Corp. 9.25%, 01/15/2031(a)		473	492,717
Genesis Energy LP/Genesis Energy Finance Corp. 6.75%, 03/15/2034		700	697,042
7.875%, 05/15/2032		766	788,767
Global Marine, Inc. 7.00%, 06/01/2028		190	191,941
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		1,425	1,428,921
Harvest Midstream I LP 7.50%, 05/15/2032(a)		393	400,875
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		366	360,518
6.00%, 02/01/2031(a)		412	398,801
6.25%, 04/15/2032(a)		173	167,338
6.875%, 05/15/2034(a)		161	157,078
8.375%, 11/01/2033(a)		1,817	1,893,017
Howard Midstream Energy Partners LLC 7.375%, 07/15/2032(a)		51	52,754
ITT Holdings LLC 6.50%, 08/01/2029(a)		1,315	1,281,743
Kodiak Gas Services LLC 5.875%, 04/01/2031(a)		700	702,957
7.25%, 02/15/2029(a)		66	68,392
Matador Resources Co. 6.00%, 04/15/2034(a)		700	695,170
Moss Creek Resources Holdings, Inc. 8.25%, 09/01/2031(a)		513	512,841
Murphy Oil Corp. 6.00%, 10/01/2032		540	536,386
6.50%, 02/15/2034		487	480,691

ABFunds.com	AllianceBernstein Global High Income Fund 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nabors Industries, Inc. 9.125%, 01/31/2030(a)	U.S.$	128	$134,344
NFE Financing LLC 12.00%, 11/15/2029(f)(i)(m)		5,607	2,531,026
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		1,575	1,623,665
8.375%, 02/15/2032(a)		1,204	1,244,277
NuStar Logistics LP 5.625%, 04/28/2027		925	926,779
6.375%, 10/01/2030		97	100,305
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/2028		682	680,161
7.875%, 09/15/2030(a)		849	870,740
Rockies Express Pipeline LLC 4.95%, 07/15/2029(a)		298	291,333
Saturn Oil & Gas, Inc. 9.625%, 06/15/2029(a)		405	425,901
SESI LLC 7.875%, 09/30/2030(a)		334	340,577
SM Energy Co. 6.625%, 04/15/2034(a)		700	699,622
6.75%, 08/01/2029(a)		668	678,538
8.75%, 07/01/2031(a)		729	762,583
South Bow Canadian Infrastructure Holdings Ltd. 7.625%, 03/01/2055		19	19,479
Sunoco LP 4.50%, 10/01/2029(a)		362	351,086
5.375%, 07/15/2031(a)		1,242	1,231,958
5.625%, 03/15/2031(a)		1,745	1,736,363
5.875%, 07/15/2027(a)		424	424,064
6.25%, 07/01/2033(a)		654	657,913
7.875%, 09/18/2030(a)(n)		1,877	1,912,801
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		773	753,530
4.50%, 04/30/2030		422	408,111
7.00%, 09/15/2028(a)		837	853,953
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.50%, 01/15/2028(a)		184	182,406
7.375%, 02/15/2029(a)		298	306,291
Talos Production, Inc. 9.00%, 02/01/2029(a)		655	681,654
9.375%, 02/01/2031(a)		1,127	1,196,257
TGS ASA 8.50%, 01/15/2030(a)		200	209,221
TransMontaigne Partners LLC 8.50%, 06/15/2030(a)		606	614,377

28 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transocean Aquila Ltd. 8.00%, 09/30/2028(a)	U.S.$	663	$677,807
Transocean International Ltd. 7.875%, 10/15/2032(a)		187	198,735
8.25%, 05/15/2029(a)		681	703,359
8.75%, 02/15/2030(a)		583	607,559
Trident Energy Finance PLC 12.50%, 11/30/2029(a)		371	393,618
USA Compression Partners LP/USA Compression Finance Corp. 7.125%, 03/15/2029(a)		1,246	1,275,109
Valaris Ltd. 8.375%, 04/30/2030(a)		88	91,148
Venture Global LNG, Inc. 9.00%, 09/30/2029(a)(n)		836	832,211
9.50%, 02/01/2029(a)		1,166	1,261,244
9.875%, 02/01/2032(a)		1,876	2,015,165
Venture Global Plaquemines LNG LLC 6.125%, 12/15/2030(a)		879	904,208
6.50%, 06/15/2034(a)		1,460	1,519,146
Vermilion Energy, Inc. 6.875%, 05/01/2030(a)		178	179,913
7.25%, 02/15/2033(a)		456	459,720

			58,302,547

Other Industrial – 0.7%
American Builders & Contractors Supply Co., Inc. 3.875%, 11/15/2029(a)		32	30,339
Azelis Finance NV 4.125%, 03/10/2031(a)	EUR	398	447,370
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)	U.S.$	2,026	1,972,875
Fluor Corp. 4.25%, 09/15/2028		424	417,403
Lsf12 Helix Parent LLC 7.125%, 02/01/2033(a)		175	169,118
Multiversity SpA 6.28% (EURIBOR 3 Month + 4.25%), 05/17/2031(a)(l)	EUR	208	239,609
7.125%, 05/17/2031(a)		734	849,067
Resideo Funding, Inc. 6.50%, 07/15/2032(a)	U.S.$	139	137,155
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		3,060	2,853,601

			7,116,537

Services – 3.3%
ADT Security Corp. (The) 4.125%, 08/01/2029(a)		464	443,253
4.875%, 07/15/2032(a)		1,012	948,746

ABFunds.com	AllianceBernstein Global High Income Fund 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)	U.S.$	327	$316,233
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	255	287,297
4.625%, 06/01/2028(a)	U.S.$	3,774	3,691,301
4.875%, 06/01/2028(a)	GBP	1,010	1,295,084
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	2,420	2,161,871
APCOA GmbH 6.00%, 04/15/2031(a)	EUR	990	1,122,373
Aramark International Finance SARL 4.375%, 04/15/2033(a)		438	482,392
Aramark Services, Inc. 5.00%, 02/01/2028(a)	U.S.$	134	133,028
Belron UK Finance PLC 5.75%, 10/15/2029(a)		1,013	1,016,989
Champions Financing, Inc. 8.75%, 02/15/2029(a)		404	362,479
Clarivate Science Holdings Corp. 3.875%, 07/01/2028(a)		1,776	1,676,697
4.875%, 07/01/2029(a)		1,875	1,614,235
Deepocean Ltd. 6.00%, 04/08/2031(a)	EUR	402	472,325
Garda World Security Corp. 6.00%, 06/01/2029(a)	U.S.$	1,187	1,132,169
6.50%, 01/15/2031(a)		536	544,217
7.75%, 02/15/2028(a)		650	662,025
8.25%, 08/01/2032(a)		838	830,947
8.375%, 11/15/2032(a)		1,286	1,290,365
ION Platform Finance US, Inc./ION Platform Finance SARL 9.00%, 08/01/2029(a)		403	373,004
Match Group Holdings II LLC 4.625%, 06/01/2028(a)		207	202,458
Monitronics International, Inc. 9.125%, 04/01/2020(e)(g)(h)(i)(k)		958	– 0	–
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		938	913,876
Q-Park Holding I BV 5.125%, 02/15/2030(a)	EUR	556	647,106
Rakuten Group, Inc. 11.25%, 02/15/2027(a)	U.S.$	658	680,967
Raven Acquisition Holdings LLC 6.875%, 11/15/2031(a)		2,590	2,510,374

30 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sabre GLBL, Inc. 11.125%, 07/15/2030(a)	U.S.$	2,240	$1,898,348
Service Corp. International/US 5.125%, 06/01/2029		598	593,986
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 5.50%, 05/15/2033(a)	EUR	1,196	1,302,909
Shutterfly Finance LLC 9.75%, 10/01/2027(a)	U.S.$	7	7,003
Sotheby’s 7.375%, 10/15/2027(a)		369	367,393
TKC Holdings, Inc. 8.50%, 08/15/2030(a)		700	704,825
TriNet Group, Inc. 7.125%, 08/15/2031(a)		192	186,273
Wayfair LLC 7.75%, 09/15/2030(a)		455	473,435

			31,345,983

Technology – 3.4%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		525	513,742
Almaviva-The Italian Innovation Co. SpA 5.00%, 10/30/2030(a)	EUR	1,162	1,271,509
Amentum Holdings, Inc. 7.25%, 08/01/2032(a)	U.S.$	1,545	1,599,720
Amkor Technology, Inc. 5.875%, 10/01/2033(a)		531	528,838
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		1,181	1,103,189
Cloud Software Group, Inc. 6.50%, 03/31/2029(a)		1,651	1,606,553
6.625%, 08/15/2033(a)		1,978	1,760,797
8.25%, 06/30/2032(a)		2,535	2,409,155
CoreWeave, Inc. 9.25%, 06/01/2030(a)		2,071	2,014,218
Diebold Nixdorf, Inc. 7.75%, 03/31/2030(a)		748	779,067
Ellucian Holdings, Inc. 6.50%, 12/01/2029(a)		864	843,148
Fair Isaac Corp. 6.25%, 09/15/2034(a)		700	687,895
Fortress Intermediate 3, Inc. 7.50%, 06/01/2031(a)		1,147	1,142,309
GoTo Group, Inc. 5.50%, 05/01/2028(a)		1,403	747,121
IPD 3 BV 5.50%, 06/15/2031(a)	EUR	819	889,697

ABFunds.com	AllianceBernstein Global High Income Fund 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

McAfee Corp. 7.375%, 02/15/2030(a)	U.S.$	551	$454,526
MKS, Inc. 4.25%, 02/15/2034(a)	EUR	1,037	1,145,082
OAK-Eagle Acquireco, Inc. 6.25%, 07/01/2033(a)		758	894,328
7.25%, 07/01/2033(a)	U.S.$	1,308	1,354,653
8.75%, 07/01/2034(a)		1,794	1,876,104
Playtika Holding Corp. 4.25%, 03/15/2029(a)		2,274	1,775,809
Rackspace Finance LLC 3.50%, 05/15/2028(a)		3,030	1,480,791
Rocket Software, Inc. 9.00%, 11/28/2028(a)		1,954	1,951,079
Sensata Technologies BV 5.875%, 09/01/2030(a)		584	583,477
TeamSystem SpA 5.00%, 07/01/2031(a)	EUR	956	1,020,040
Virtusa Corp. 7.125%, 12/15/2028(a)	U.S.$	1,362	1,064,507
WULF Compute LLC 7.75%, 10/15/2030(a)		946	999,658

			32,497,012

Transportation - Airlines – 0.6%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		760	762,382
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		122	122,409
5.75%, 04/20/2029(a)		4,007	3,975,535
Avianca Midco 2 PLC 9.625%, 02/14/2030(a)		449	417,671
JetBlue Airways Corp./JetBlue Loyalty LP 9.875%, 09/20/2031(a)		514	485,730

			5,763,727

Transportation - Services – 1.8%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.375%, 05/21/2030(a)	EUR	186	215,454
Alta Equipment Group, Inc. 9.00%, 06/01/2029(a)	U.S.$	415	370,161
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		3,162	3,077,788
5.375%, 03/01/2029(a)		609	581,924
5.75%, 07/15/2027(a)		296	295,586
8.375%, 06/15/2032(a)		453	451,184
Avis Budget Finance PLC 7.25%, 07/31/2030(a)	EUR	952	1,069,393

32 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BCP V Modular Services Finance PLC 6.75%, 11/30/2029(a)	EUR	1,214	$965,541
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)		582	631,352
Beacon Mobility Corp. 7.25%, 08/01/2030(a)	U.S.$	1,315	1,357,452
Boels Topholding BV 6.25%, 02/15/2029(a)	EUR	432	510,016
Danaos Corp. 6.875%, 10/15/2032(a)	U.S.$	439	445,585
Dcli Bidco LLC 7.75%, 11/15/2029(a)		910	919,461
Edge Finco PLC 8.125%, 08/15/2031(a)	GBP	479	657,090
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	288	257,117
5.00%, 12/01/2029(a)		232	98,028
12.625%, 07/15/2029(a)		202	177,206
Kapla Holding SAS 5.00%, 04/30/2031(a)	EUR	1,406	1,597,906
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	1,572	1,499,031
Rand Parent LLC 8.50%, 02/15/2030(a)		372	382,738
RXO, Inc. 6.375%, 05/15/2031(a)		700	673,107
Star Leasing Co. LLC 7.625%, 02/15/2030(a)		442	411,176
Synergy Infrastructure Holdings LLC 7.875%, 12/01/2030(a)		403	410,992
United Rentals North America, Inc. 4.875%, 01/15/2028		287	285,822

			17,341,110

			518,439,045

Financial Institutions – 7.3%
Banking – 0.4%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(n)		256	236,573
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		1,967	1,807,851
Bread Financial Holdings, Inc. 6.75%, 05/15/2031(a)		662	656,903
8.375%, 06/15/2035(a)		767	775,338
Freedom Mortgage Corp.
12.25%, 10/01/2030(a)		71	76,631

			3,553,296

ABFunds.com	AllianceBernstein Global High Income Fund 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 1.0%
Aretec Group, Inc. 7.50%, 04/01/2029(a)	U.S.$	641	$634,756
10.00%, 08/15/2030(a)		1,697	1,802,694
Focus Financial Partners LLC 6.75%, 09/15/2031(a)		850	845,551
Hightower Holding LLC 6.75%, 04/15/2029(a)		2,936	2,875,504
Jane Street Group/JSG Finance, Inc. 6.75%, 05/01/2033(a)		1,367	1,387,526
7.125%, 04/30/2031(a)		764	785,994
Osaic Holdings, Inc. 8.00%, 08/01/2033(a)		179	176,744
VFH Parent LLC/Valor Co-Issuer, Inc. 7.50%, 06/15/2031(a)		1,089	1,119,789

			9,628,558

Finance – 2.7%
Black Pearl Compute LLC 6.125%, 02/15/2031(a)		661	673,102
Burford Capital Global Finance LLC 8.50%, 01/15/2034(a)		700	598,509
CNG Holdings, Inc. 16.50% (16.50% Cash or 17.50% PIK), 06/30/2031(b)(e)(h)(j)		835	676,577
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		2,073	1,927,878
Curo SPV LLC 13.00%, 08/02/2027(e)(h)		2,686	2,565,055
Enova International, Inc. 9.125%, 08/01/2029(a)		1,916	1,967,546
11.25%, 12/15/2028(a)		651	688,122
Freedom Mortgage Holdings LLC 8.375%, 04/01/2032(a)		1,231	1,211,922
9.125%, 05/15/2031(a)		7	7,111
9.25%, 02/01/2029(a)		243	246,401
GGAM Finance Ltd. 6.875%, 04/15/2029(a)		263	269,139
8.00%, 06/15/2028(a)		1,189	1,233,525
goeasy Ltd. 6.875%, 05/15/2030(a)		739	610,948
7.375%, 10/01/2030(a)		967	800,388
7.625%, 07/01/2029(a)		2,173	1,912,688
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		1,987	1,854,170
Navient Corp. 4.875%, 03/15/2028		1,706	1,610,067
5.00%, 03/15/2027		422	412,051
5.50%, 03/15/2029		326	300,411

34 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.75%, 06/15/2026	U.S.$	835	$836,855
9.375%, 07/25/2030		353	344,455
11.50%, 03/15/2031		845	857,855
Phoenix Aviation Capital Ltd. 9.25%, 07/15/2030(a)		1,004	1,009,318
Planet Financial Group LLC 10.50%, 12/15/2029(a)		265	254,269
Prospect Capital Corp. 3.44%, 10/15/2028		22	19,355
Rfna LP 7.875%, 02/15/2030(a)		1,118	1,068,316
SLM Corp. 3.125%, 11/02/2026		188	186,292
Stonebriar ABF Issuer LLC 8.125%, 12/15/2030(a)		1,360	1,413,928
Terawulf, Inc. Zero Coupon, 05/01/2032(a)(o)		53	54,632
TrueNoord Capital DAC 8.75%, 03/01/2030(a)		265	270,008
Velocity Commercial Capital LLC 9.375%, 02/15/2031(a)		413	412,680

			26,293,573

Financial Services – 1.2%
1261229 BC Ltd. 10.00%, 04/15/2032(a)		5,478	5,575,666
Asurion LLC/Asurion Co-Issuer, Inc. 8.375%, 02/01/2034(a)		350	340,909
Cipher Compute LLC 7.125%, 11/15/2030(a)		1,618	1,676,822
Encore Capital Group, Inc. 6.625%, 04/15/2031(a)		400	399,707
8.50%, 05/15/2030(a)		982	1,038,485
9.25%, 04/01/2029(a)		1,289	1,353,180
Nassau Cos. of New York (The) 7.875%, 07/15/2030(a)		433	394,166
NFE Brazil Financing Ltd. 15.00%, 08/30/2029(b)(e)(h)		269	264,368
Titanium 2l Bondco SARL 6.25%, 01/14/2031(b)	EUR	218	44,625

			11,087,928

Insurance – 1.4%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(a)	U.S.$	326	306,168
7.50%, 11/06/2030(a)		675	675,193
8.25%, 02/01/2029(a)		1,048	1,036,864
8.50%, 06/15/2029(a)		659	653,491

ABFunds.com	AllianceBernstein Global High Income Fund 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 04/15/2028(a)	U.S.$	2,822	$2,836,821
7.00%, 01/15/2031(a)		139	140,184
AmWINS Group, Inc. 6.375%, 02/15/2029(a)		897	904,179
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Inves 7.875%, 11/01/2029(a)		418	377,782
Ardonagh Finco Ltd. 6.875%, 02/15/2031(a)	EUR	286	328,476
7.75%, 02/15/2031(a)	U.S.$	1,575	1,590,401
Ardonagh Group Finance Ltd. 8.875%, 02/15/2032(a)		2,338	2,284,925
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC 8.125%, 02/15/2032(a)		1,010	940,279
Panther Escrow Issuer LLC 7.125%, 06/01/2031(a)		1,312	1,314,091

			13,388,854

REITs – 0.6%
Anywhere Real Estate Group LLC/Realogy Co-Issuer Corp. 9.75%, 04/15/2030(a)		410	434,626
Brandywine Operating Partnership LP 8.875%, 04/12/2029		588	597,231
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)		373	365,357
5.75%, 05/15/2026(a)		119	118,582
EF Holdco/EF Cayman Hold/Ellington Fin REIT Cayman/TRS/EF Cayman Non-MTM 7.375%, 09/30/2030(a)		406	391,847
Five Point Operating Co. LP 8.00%, 10/01/2030(a)		852	850,521
Hudson Pacific Properties LP 3.25%, 01/15/2030		515	417,708
3.95%, 11/01/2027		19	17,935
4.65%, 04/01/2029		38	32,591
Iron Mountain, Inc. 4.75%, 01/15/2034(a)	EUR	1,620	1,744,367
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029	U.S.$	519	404,302
7.00%, 02/15/2032(a)	EUR	149	169,212
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 5.875%, 10/01/2028(a)	U.S.$	65	64,635

36 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

RLJ Lodging Trust LP 4.00%, 09/15/2029(a)	U.S.$	406	$381,538
Vivion Investments SARL Series E 6.50%, 02/28/2029(a)(b)(c)	EUR	3	3,344

			5,993,796

			69,946,005

Utility – 0.9%
Electric – 0.8%
AES Corp. (The) 6.95%, 07/15/2055	U.S.$	433	403,831
7.60%, 01/15/2055		72	71,480
Algonquin Power & Utilities Corp. 4.75%, 01/18/2082		372	360,453
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC 6.375%, 02/15/2032(a)		463	451,170
EUSHI Finance, Inc. 7.625%, 12/15/2054		361	370,923
NRG Energy, Inc. 3.375%, 02/15/2029(a)		1,109	1,053,952
3.625%, 02/15/2031(a)		445	410,974
5.25%, 06/15/2029(a)		80	79,297
5.75%, 07/15/2029(a)		1,744	1,741,311
10.25%, 03/15/2028(a)(n)		842	909,353
Vistra Corp. 7.00%, 12/15/2026(a)(n)		835	835,423
8.00%, 10/15/2026(a)(n)		1,003	1,011,261
XPLR Infrastructure Operating Partners LP 4.50%, 09/15/2027(a)		251	248,529
7.25%, 01/15/2029(a)		391	403,838

			8,351,795

Natural Gas – 0.1%
AltaGas Ltd. 7.20%, 10/15/2054(a)		405	409,552
AmeriGas Partners LP/AmeriGas Finance Corp. 9.375%, 06/01/2028(a)		430	441,303
9.50%, 06/01/2030(a)		28	29,672

			880,527

			9,232,322

Total Corporates – Non-Investment Grade (cost $616,520,271)			597,617,372

ABFunds.com	AllianceBernstein Global High Income Fund 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 14.8%
Industrial – 8.0%
Basic – 0.9%
Dow Chemical Co. (The) 6.90%, 05/15/2053	U.S.$	355	$362,184
Freeport Indonesia PT 4.76%, 04/14/2027(a)		281	280,404
Hudbay Minerals, Inc. 6.125%, 04/01/2029(a)		408	407,448
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)		386	352,036
LYB International Finance BV 5.25%, 07/15/2043		327	281,045
LYB International Finance III LLC 4.20%, 10/15/2049		137	96,673
MEGlobal Canada ULC 5.875%, 05/18/2030(a)		343	345,737
Nexa Resources SA 6.75%, 04/09/2034(a)		961	1,002,606
OCP SA 6.75%, 05/02/2034(a)		412	429,049
Orbia Advance Corp. SAB de CV 7.50%, 05/13/2035(a)		1,379	1,305,778
7.50%, 05/13/2035(a)(d)		477	451,672
SNF Group SACA 3.125%, 03/15/2027(a)		655	655,000
3.375%, 03/15/2030(a)		1,151	1,066,532
5.63%, 03/31/2031(a)		593	599,696
Sociedad Quimica y Minera de Chile SA 5.625%, 04/22/2056(a)		516	502,907
6.50%, 11/07/2033(a)		406	428,468

			8,567,235

Communications - Media – 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		173	128,310
5.375%, 05/01/2047		111	89,290
5.50%, 04/01/2063		112	86,445
6.48%, 10/23/2045		531	489,110
Grupo Televisa SAB 6.625%, 01/15/2040		481	386,002
8.50%, 03/11/2032		327	343,765
Meta Platforms, Inc. 5.50%, 11/15/2045		1,430	1,354,167
5.75%, 11/15/2065		1,476	1,368,897
Nexstar Media, Inc. 6.50%, 09/15/2033(a)		2,227	2,244,227

38 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prosus NV 3.06%, 07/13/2031(a)	U.S.$	1,998	$1,785,353
4.03%, 08/03/2050(a)		331	220,860

			8,496,426

Communications - Telecommunications – 0.2%
Bell Telephone Co. of Canada or Bell Canada 6.875%, 09/15/2055		475	479,760
TELUS Corp. 6.625%, 10/15/2055		106	105,700
6.625%, 06/09/2056		646	628,050
7.00%, 10/15/2055		1,087	1,103,431

			2,316,941

Consumer Cyclical - Automotive – 0.8%
Adient Global Holdings Ltd. 7.00%, 04/15/2028(a)		207	210,058
Aptiv Swiss Holdings Ltd. 6.875%, 12/15/2054		387	389,293
Ford Motor Co. 3.25%, 02/12/2032		4,123	3,581,683
5.29%, 12/08/2046		449	351,543
Ford Motor Credit Co. LLC 6.53%, 03/19/2032		764	783,543
General Motors Financial Co., Inc. 5.45%, 01/08/2036		287	282,714
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)		780	765,779
Phinia, Inc. 6.75%, 04/15/2029(a)		990	1,010,542
Qnity Electronics, Inc. 5.75%, 08/15/2032(a)		519	519,647

			7,894,802

Consumer Cyclical - Entertainment – 0.7%
Carnival Corp.
4.00%, 08/01/2028(a)		1,623	1,584,647
5.125%, 05/01/2029(a)		2,227	2,202,257
5.75%, 03/15/2030(a)		592	595,173
VOC Escrow Ltd.
5.00%, 02/15/2028(a)		1,898	1,890,883

			6,272,960

Consumer Cyclical - Other – 1.2%
Flutter Treasury DAC 4.00%, 06/04/2031(a)	EUR	1,003	1,120,643
5.875%, 06/04/2031(a)	U.S.$	571	562,956
6.125%, 06/04/2031(a)	GBP	463	593,365
GENM Capital Labuan Ltd. 3.88%, 04/19/2031(a)	U.S.$	891	793,213

ABFunds.com	AllianceBernstein Global High Income Fund 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JH North America Holdings, Inc. 5.875%, 01/31/2031(a)	U.S.$	219	$218,270
6.125%, 07/31/2032(a)		1,001	999,623
Las Vegas Sands Corp. 5.625%, 06/15/2028		1,381	1,398,752
6.00%, 06/14/2030		702	722,109
Sands China Ltd. 3.25%, 08/08/2031(c)		285	257,384
4.375%, 06/18/2030(c)		550	530,173
Sekisui House US, Inc. 6.00%, 01/15/2043		1,881	1,716,209
Voyager Parent LLC 9.25%, 07/01/2032(a)		2,208	2,299,028

			11,211,725

Consumer Cyclical - Restaurants – 0.4%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		90	86,100
3.875%, 01/15/2028(a)		1,492	1,460,185
6.125%, 06/15/2029(a)		2,051	2,086,347

			3,632,632

Consumer Cyclical - Retailers – 0.1%
Falabella SA 3.375%, 01/15/2032(a)		583	508,061
Macy’s Retail Holdings LLC 6.375%, 03/15/2037		199	175,718
7.375%, 08/01/2033(a)		287	293,501
Zhongsheng Group Holdings Ltd. 5.98%, 01/30/2028(a)		490	466,462

			1,443,742

Consumer Non-Cyclical – 0.5%
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		1,335	1,265,949
4.25%, 05/01/2028(a)		494	482,461
Jazz Securities DAC 4.375%, 01/15/2029(a)		2,280	2,214,797
Utah Acquisition Sub, Inc. 5.25%, 06/15/2046		446	358,345
Viatris, Inc. 2.70%, 06/22/2030		744	673,997

			4,995,549

Energy – 1.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(a)		1,733	1,727,482
5.75%, 01/15/2028(a)		542	541,730
5.75%, 10/15/2033(a)		183	181,112

40 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

APA Corp. 4.75%, 04/15/2043	U.S.$	2	$1,601
Energy Transfer LP 7.125%, 10/01/2054		147	149,006
8.00%, 05/15/2054		1,494	1,565,359
Harbour Energy PLC 6.33%, 04/01/2035(a)		1,749	1,788,932
Hess Midstream Operations LP 5.50%, 10/15/2030(a)		550	546,077
5.875%, 03/01/2028(a)		1,335	1,345,463
MV24 Capital BV 6.75%, 06/01/2034(a)		385	384,705
Occidental Petroleum Corp. 7.50%, 05/01/2031		4	4,453
Permian Resources Operating LLC 6.25%, 02/01/2033(a)		949	966,375
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		1,107	1,021,761
Var Energi ASA 5.875%, 05/22/2030(a)		1,027	1,060,095
6.50%, 05/22/2035(a)		581	613,293
8.00%, 11/15/2032(a)		1,300	1,478,633
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(a)		93	88,419
6.25%, 01/15/2030(a)		1,115	1,140,337
Western Midstream Operating LP 7.25%, 04/01/2030(a)		780	820,681
Woodside Finance Ltd. 6.00%, 05/19/2035		1,608	1,671,074

			17,096,588

Other Industrial – 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		203	199,136
RB Global Holdings, Inc. 6.75%, 03/15/2028(a)		452	459,081

			658,217

Technology – 0.1%
Gartner, Inc. 3.625%, 06/15/2029(a)		7	6,573
Oracle Corp. 4.375%, 05/15/2055		123	81,302
5.375%, 09/27/2054		186	143,879
5.95%, 09/26/2055		355	298,475
Seagate Data Storage Technology Pte. Ltd. 8.50%, 07/15/2031(a)		537	561,165

			1,091,394

ABFunds.com	AllianceBernstein Global High Income Fund 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
Air Canada 3.875%, 08/15/2026(a)	U.S.$	845	$841,021
United Airlines, Inc. 4.625%, 04/15/2029(a)		223	218,607

			1,059,628

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		329	311,526

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 3.10%, 02/02/2031(a)		486	424,278
3.83%, 02/02/2032(a)		413	363,869
4.375%, 07/03/2029(a)		809	772,595
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)		204	199,131

			1,759,873

			76,809,238

Financial Institutions – 5.4%
Banking – 3.3%
Ally Financial, Inc. 6.70%, 02/14/2033		500	503,806
6.85%, 01/03/2030		380	396,253
8.00%, 11/01/2031		281	311,517
Series B 4.70%, 05/15/2026(n)		2,950	2,921,207
Banco Santander SA 3.225%, 11/22/2032		200	179,482
6.92%, 08/08/2033		2,600	2,800,847
Bank Leumi Le-Israel BM 7.13%, 07/18/2033(a)		450	462,683
Barclays PLC 7.12%, 06/27/2034		361	391,841
BNP Paribas SA 4.625%, 02/25/2031(a)(n)		2,924	2,598,159
BPCE SA 6.51%, 01/18/2035(a)		1,232	1,271,864
CaixaBank SA 5.58%, 07/03/2036(a)		575	576,987
5.875%, 10/09/2027(a)(n)	EUR	1,000	1,171,682
6.84%, 09/13/2034(a)	U.S.$	975	1,060,595
Capital One Financial Corp. 7.96%, 11/02/2034		275	315,172
Citigroup, Inc. 6.625%, 02/15/2031(n)		1,196	1,195,890

42 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series AA 7.625%, 11/15/2028(n)	U.S.$	339	$350,411
Deutsche Bank AG/New York NY 3.73%, 01/14/2032		1,435	1,329,763
7.08%, 02/10/2034		799	854,301
HSBC Holdings PLC 8.11%, 11/03/2033		225	257,169
Series E 4.75%, 07/04/2029(a)(n)	EUR	1,595	1,799,803
Intesa Sanpaolo SpA 4.20%, 06/01/2032(a)	U.S.$	845	793,070
KeyCorp 6.40%, 03/06/2035		19	20,150
Lloyds Banking Group PLC 6.07%, 06/13/2036		207	210,351
M&T Bank Corp. 5.05%, 01/27/2034		165	162,774
Nationwide Building Society 5.54%, 07/14/2036(a)		430	430,827
Societe Generale SA 5.40%, 04/10/2037(a)		2,481	2,395,737
5.51%, 05/22/2031(a)		957	975,375
7.37%, 01/10/2053(a)		403	420,241
Synchrony Financial 5.935%, 08/02/2030		808	821,580
7.25%, 02/02/2033		2,561	2,612,166
UBS Group AG 3.875%, 06/02/2026(a)(n)		352	350,325
6.625%, 01/08/2031(a)(n)		724	701,538
7.125%, 08/10/2034(a)(n)		544	531,797
9.25%, 11/13/2028(a)(n)		248	263,463
UniCredit SpA 5.86%, 06/19/2032(a)		845	850,862

			32,289,688

Brokerage – 0.1%
BGC Group, Inc. 6.60%, 06/10/2029		83	85,551
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(n)		1,251	1,242,638

			1,328,189

Finance – 0.6%
Air Lease Corp. Series B 4.65%, 06/15/2026(n)		1,229	1,220,250
Blackstone Private Credit Fund 5.25%, 04/01/2030		88	83,994

ABFunds.com	AllianceBernstein Global High Income Fund 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CFAMC II Co., Ltd. Series E 4.625%, 06/03/2026(a)	U.S.$	200	$199,932
4.875%, 11/22/2026(a)		230	230,499
CFAMC III Co., Ltd. 4.75%, 04/27/2027(a)		400	400,192
FS KKR Capital Corp. 3.125%, 10/12/2028		480	438,700
HPS Corporate Lending Fund 6.25%, 09/30/2029		84	83,893
ILFC E-Capital Trust II 6.63% (CME Term SOFR 3 Month + 2.06%), 12/21/2065(a)(l)		2,000	1,741,029
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.625%, 10/15/2031(a)		395	375,933
Main Street Capital Corp. 6.50%, 06/04/2027		58	58,546
Midcap Financial Issuer Trust 6.50%, 05/01/2028(a)		431	418,543
Oaktree Specialty Lending Corp. 6.34%, 02/27/2030		90	87,726

			5,339,237

Insurance – 0.7%
Aegon Ltd. 5.50%, 04/11/2048		329	328,318
Centene Corp. 2.50%, 03/01/2031		837	701,715
2.625%, 08/01/2031		581	486,134
3.00%, 10/15/2030		1,129	989,217
Global Atlantic Fin Co. 7.95%, 10/15/2054(a)		413	396,738
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		2,187	2,435,276
MetLife, Inc. 9.25%, 04/08/2038(a)		105	122,805
10.75% (CME Term SOFR 3 Month + 0.00%), 08/01/2039		589	761,620
Prudential Financial, Inc. 4.50%, 09/15/2047		355	346,067

			6,567,890

REITs – 0.7%
GLP Capital LP/GLP Financing II, Inc. 5.75%, 11/01/2037		663	641,150
Highwoods Realty LP 5.35%, 01/15/2033		524	512,054
InRetail Shopping Malls 5.65%, 10/16/2032(a)		355	345,593

44 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75%, 06/15/2029(a)	U.S.$	284	$275,325
Newmark Group, Inc. 7.50%, 01/12/2029		2,329	2,442,409
Omega Healthcare Investors, Inc. 5.20%, 07/01/2030		577	579,796
SBA Communications Corp. 3.125%, 02/01/2029		341	323,166
Trust Fibra Uno 4.87%, 01/15/2030(a)		670	641,895
Trust 2401 4.87%, 01/15/2030(a)		1,298	1,244,123

			7,005,511

			52,530,515

Utility – 1.4%
Electric – 1.4%
Adani Electricity Mumbai Ltd. 3.87%, 07/22/2031(a)		430	377,325
3.95%, 02/12/2030(a)		634	579,159
AES Andes SA 6.30%, 03/15/2029(a)		1,037	1,059,685
American Electric Power Co., Inc. 6.95%, 12/15/2054		488	515,948
Series D 6.05%, 03/15/2056		297	294,468
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy 7.875%, 02/15/2039(a)		443	463,672
Constellation Energy Generation LLC 4.625%, 02/01/2029(a)		206	203,511
Edison International 8.125%, 06/15/2053		439	446,350
Electricite de France SA 9.125%, 03/15/2033(a)(n)		427	493,134
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		1,640	1,520,280
Engie Energia Chile SA 6.375%, 04/17/2034(a)		920	954,960
Eversource Energy Series A 6.10%, 08/15/2056		223	220,134
Series B 6.35%, 08/15/2056		181	178,539
FIEMEX Energia – Banco Actinver SA Institucion de Banca Multiple 7.25%, 01/31/2041(a)		219	218,902

ABFunds.com	AllianceBernstein Global High Income Fund 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FirstEnergy Corp. Series C 4.85%, 07/15/2047(c)	U.S.$	7	$5,973
Lightning Power LLC 7.25%, 08/15/2032(a)		225	234,398
LLPL Capital Pte. Ltd. 6.875%, 02/04/2039(a)		236	237,894
Minejesa Capital BV 4.625%, 08/10/2030(a)		739	728,123
5.625%, 08/10/2037(a)		308	294,848
Niagara Energy SAC 5.75%, 10/03/2034(a)		492	492,320
PacifiCorp 5.80%, 04/15/2036		1,521	1,532,769
7.125%, 08/15/2056		1,022	967,004
7.375%, 09/15/2055		375	356,941
Vistra Operations Co. LLC 5.625%, 02/15/2027(a)		80	79,995
7.75%, 10/15/2031(a)		680	712,418

			13,168,750

Total Corporates – Investment Grade (cost $140,206,730)			142,508,503

EMERGING MARKETS - CORPORATE BONDS – 5.6%
Industrial – 4.5%
Basic – 1.5%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)(i)(m)		439	264,151
7.45%, 11/15/2029(a)(i)(m)		1,393	831,147
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		3,768	1,793,568
Cia de Minas Buenaventura SAA 6.80%, 02/04/2032(a)		492	499,503
CSN Inova Ventures 6.75%, 01/28/2028(a)		1,081	790,481
First Quantum Minerals Ltd. 8.00%, 03/01/2033(a)		1,055	1,098,195
Nickel Industries Ltd. 9.00%, 09/30/2030(a)		269	268,404
Sasol Financing USA LLC 8.75%, 05/03/2029(a)		2,337	2,437,975
8.75%, 04/10/2033(a)		622	618,331
Stillwater Mining Co. 4.00%, 11/16/2026(a)		2,495	2,474,741
UPL Corp., Ltd. 4.625%, 06/16/2030(a)		473	417,957

46 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vedanta Resources Finance II PLC 9.85%, 04/24/2033(a)	U.S.$	344	$353,272
10.25%, 06/03/2028(a)		940	958,606
10.875%, 09/17/2029(a)		584	611,119
Volcan Cia Minera SAA 8.50%, 10/28/2032(a)		583	593,144

			14,010,594

Capital Goods – 0.2%
Ambipar Lux SARL 10.875%, 02/05/2033(a)(i)(m)		1,082	147,130
IHS Holding Ltd. 6.25%, 11/29/2028(a)		383	379,231
7.875%, 05/29/2030(a)		535	541,593
IRB Infrastructure Developers Ltd. 7.11%, 03/11/2032(a)		475	475,000

			1,542,954

Communications - Media – 0.0%
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(a)		246	230,711

Communications - Telecommunications – 0.2%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030(e)(f)(h)		96	964
Millicom International Cellular SA 7.375%, 04/02/2032(a)		552	558,671
Sable International Finance Ltd. 7.125%, 10/15/2032(a)		688	679,648
Telecom Argentina SA 9.25%, 05/28/2033(a)		468	484,298
Telecommunications co Telekom Srbija AD Belgrade 7.00%, 10/28/2029(a)		275	270,600

			1,994,181

Consumer Cyclical - Other – 0.8%
Celestial Dynasty Ltd. 4.25%, 06/27/2029(a)		529	486,945
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		1,356	1,300,065
5.625%, 07/17/2027(a)		965	955,977
5.75%, 07/21/2028(a)		1,255	1,232,322
6.50%, 09/24/2033(a)		253	243,041
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		1,122	1,110,073
5.875%, 05/15/2026(a)		414	413,354
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		289	288,422

ABFunds.com	AllianceBernstein Global High Income Fund 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Macau Ltd. 5.50%, 10/01/2027(a)	U.S.$	747	$739,239
5.625%, 08/26/2028(a)		717	704,784
6.75%, 02/15/2034(a)		625	608,209

			8,082,431

Consumer Cyclical - Retailers – 0.0%
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(e)(g)(h)(i)	ZAR	45	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(e)(f)(g)(h)(i)	U.S.$	1,100	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(e)(f)(g)(h)(i)		771	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.6%
Anadolu Efes Biracilik Ve Malt Sanayii AS 3.375%, 06/29/2028(a)		550	504,003
Biocon Biologics Global PLC 6.67%, 10/09/2029(a)		800	788,157
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		508	495,656
MARB BondCo PLC 3.95%, 01/29/2031(a)		547	481,223
Natura &Co Luxembourg Holdings SARL 4.125%, 05/03/2028(a)		859	810,330
Teva Pharmaceutical Finance Netherlands II BV 4.375%, 05/09/2030	EUR	1,000	1,158,474
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	U.S.$	313	311,435
5.125%, 05/09/2029(d)		517	514,848
8.125%, 09/15/2031		506	564,431

			5,628,557

Energy – 1.1%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		463	470,104
Ecopetrol SA 5.875%, 05/28/2045		507	372,138
6.875%, 04/29/2030		782	782,469
8.375%, 01/19/2036		333	337,113
8.625%, 01/19/2029		1,443	1,522,870
Gran Tierra Energy, Inc. 9.75%, 04/15/2031(a)		227	198,341
Greenko Wind Projects Mauritius Ltd. 7.25%, 09/27/2028(a)		969	960,275
Leviathan Bond Ltd. 6.50%, 06/30/2027(a)		1,327	1,327,833

48 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Medco Cypress Tree Pte. Ltd. 8.625%, 05/19/2030(a)	U.S.$	411	$422,303
Medco Maple Tree Pte. Ltd. 8.96%, 04/27/2029(a)		565	579,494
Raizen Fuels Finance SA 5.70%, 01/17/2035(a)(i)(m)		926	514,665
6.25%, 07/08/2032(a)(i)(m)		1,452	809,114
6.45%, 03/05/2034(a)(i)(m)		464	257,976
6.70%, 02/25/2037(a)(i)(m)		1,010	554,443
SierraCol Energy Andina LLC/SierraCol Energy Arauca/Colombia Energy Development 9.00%, 11/14/2030(a)		496	494,405
Threelands Energy Ltd. SARL 7.45%, 10/20/2035(a)		270	271,362
Transportadora de Gas del Sur SA 7.75%, 11/20/2035(a)		370	373,537
YPF SA 8.75%, 09/11/2031(a)		427	444,265

			10,692,707

Services – 0.0%
Bidvest Group UK PLC (The) 6.20%, 09/17/2032(a)		200	199,661

Transportation - Services – 0.1%
Kingston Airport Revenue Finance Ltd. 6.75%, 12/15/2036(a)		495	491,708
TAV Havalimanlari Holding AS 8.50%, 12/07/2028(a)		270	275,316

			767,024

			43,148,820

Utility – 0.7%
Electric – 0.6%
AES Andes SA 8.15%, 06/10/2055(a)		896	941,127
Continuum Energy Aura Pte. Ltd. 9.50%, 02/24/2027(a)		483	485,868
Continuum Green Energy India Pvt./Co-Issuers 7.50%, 06/26/2033(a)		260	256,479
India Clean Energy Holdings 4.50%, 04/18/2027(a)		311	301,157
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		618	610,584
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		533	488,021
Limak Yenilenebilir Enerji AS 9.625%, 08/12/2030(a)		232	224,460
Orazul Energy Peru SA 6.25%, 09/17/2032(a)		249	247,770

ABFunds.com	AllianceBernstein Global High Income Fund 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Renew Treasury Ifsc Pvt. Ltd. 6.50%, 02/02/2031(a)	U.S.$	289	$280,240
ReNew Wind Energy AP2/ReNew Power Pvt. Ltd. 4.50%, 07/14/2028(a)		218	205,397
Saavi Energia SARL 8.875%, 02/10/2035(a)		490	513,327
Sorik Marapi Geothermal Power PT 7.75%, 08/05/2031(a)		392	388,144
Zorlu Enerji Elektrik Uretim AS 11.00%, 04/23/2030(a)		1,098	966,240

			5,908,814

Other Utility – 0.1%
Aegea Finance SARL 6.75%, 05/20/2029(a)		202	195,367
7.625%, 01/20/2036(a)		1,131	1,015,400
Energuate Trust 2 0 6.35%, 09/15/2035(a)		229	225,165

			1,435,932

			7,344,746

Financial Institutions – 0.4%
Banking – 0.3%
Akbank TAS 7.50%, 01/20/2030(a)		263	267,976
Turkiye Vakiflar Bankasi TAO 9.00%, 10/12/2028(a)		465	493,863
Uzbek Industrial & Construction Bank ATB 8.95%, 07/24/2029(a)		202	213,350
Yapi ve Kredi Bankasi AS 7.125%, 10/10/2029(a)		432	434,501
7.25%, 03/03/2030(a)		990	992,079

			2,401,769

Finance – 0.0%
Sammaan Capital Ltd. 7.50%, 10/16/2030(a)		488	473,482

REITs – 0.1%
Mobiliare Latam SA/Mobiliare Latam Mexico SA de CV 6.75%, 11/10/2032(a)		496	491,660
Port Of Spain Waterfront Development 7.875%, 02/19/2040(a)		477	474,343

			966,003

			3,841,254

Total Emerging Markets - Corporate Bonds (cost $60,021,158)			54,334,820

50 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 5.6%
Industrial – 4.2%
Basic – 0.1%
INEOS Quattro Holdings UK Ltd. 7.52% (CME Term SOFR 1 Month + 3.75%), 03/14/2030(p)	U.S.$	21	$14,994
INEOS US Petrochem LLC 8.02% (CME Term SOFR 1 Month + 4.25%), 04/02/2029(e)(h)(j)(p)		634	492,753

			507,747

Capital Goods – 0.3%
ACProducts Holdings, Inc. 8.21% (CME Term SOFR 3 Month + 4.25%), 05/17/2028(p)		1,883	1,498,245
Chariot Buyer LLC 6.42% (CME Term SOFR 1 Month + 2.75%), 09/08/2032(p)		153	151,654
Crown Subsea Communications Holding, Inc. 6.67% (CME Term SOFR 1 Month + 3.00%), 01/30/2031(p)		1,416	1,418,177
TransDigm, Inc. 6.17% (CME Term SOFR 1 Month + 2.50%), 02/28/2031(p)		286	286,063

			3,354,139

Communications - Media – 0.8%
DIRECTV Financing LLC 9.18% (CME Term SOFR 3 Month + 5.25%), 08/02/2029(p)		910	911,357
Gray Television, Inc. 6.78% (CME Term SOFR 1 Month + 3.00%), 12/01/2028(p)		1,215	1,213,800
iHeartCommunications, Inc. 10.63% (CME Term SOFR 1 Month + 5.78%), 05/01/2029(p)		1,173	1,024,421
Inizio Group Ltd. 8.05% (CME Term SOFR 3 Month + 4.25%), 08/19/2028(e)(h)(j)(p)		1,276	1,135,640
MH Sub I LLC 7.92% (CME Term SOFR 1 Month + 4.25%), 05/03/2028(p)		1,506	1,290,493
MJH Healthcare Holdings LLC 7.42% (CME Term SOFR 1 Month + 3.75%), 01/28/2029(p)		1,450	1,354,547
Radiate Holdco LLC 1.50% (PIK Interest 12 + 1.50%), 09/25/2029(p)		651	577,865
7.28% (CME Term SOFR 1 Month + 3.50%), 09/25/2029(p)		651	577,864

			8,085,987

ABFunds.com	AllianceBernstein Global High Income Fund 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
MH Sub I LLC 02/23/2029(q)	U.S.$	1,120	$744,285
Zacapa S.a r.l. 7.45% (CME Term SOFR 3 Month + 3.75%), 03/22/2029(p)		2,056	2,048,128

			2,792,413

Consumer Cyclical - Automotive – 0.1%
RealTruck Group, Inc. 8.93% (CME Term SOFR 3 Month + 5.00%), 01/31/2028(p)		1,017	694,121

Consumer Cyclical - Other – 0.1%
CP Atlas Buyer, Inc. 8.92% (CME Term SOFR 1 Month + 5.25%), 07/08/2030(p)		418	383,076
PHRG Intermediate LLC 7.70% (CME Term SOFR 3 Month + 4.00%), 02/20/2032(e)(h)(j)(p)		814	805,712

			1,188,788

Consumer Cyclical - Retailers – 0.2%
Great Outdoors Group LLC 6.92% (CME Term SOFR 1 Month + 3.25%), 01/23/2032(p)		461	459,949
RVR Dealership Holdings LLC 8.18% (CME Term SOFR 1 Month + 4.50%), 02/26/2033(e)(h)(j)(p)		810	779,625
Specialty Building Products Holdings LLC/SBP Finance Corp. 7.52% (CME Term SOFR 1 Month + 3.75%), 10/16/2028(p)		885	749,632

			1,989,206

Consumer Non-Cyclical – 0.5%
Agiliti Health, Inc. 6.58% (CME Term SOFR 6 Month + 3.00%), 05/01/2030(p)		1,269	1,231,386
Hertz Corp. (The) 06/30/2028(q)		1,170	863,050
ModivCare Buyer LLC 8.69% (CME Term SOFR 3 Month + 5.00%), 12/29/2030(p)		499	460,055
MPH Acquisition Holdings LLC 7.42% (CME Term SOFR 3 Month + 3.75%), 12/31/2030(p)		341	339,402
Opal US LLC 6.70% (CME Term SOFR 3 Month + 3.00%), 04/28/2032(p)		843	841,889

52 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Weber-Stephen Products LLC 7.41% (CME Term SOFR 3 Month + 3.75%), 10/01/2032(p)	U.S.$	750	$731,625

			4,467,407

Other Industrial – 0.1%
Liberty Tire Recycling LLC 7.425% (CME Term SOFR 1 Month + 3.75%), 12/17/2032(p)		1,120	1,118,880

Technology – 1.4%
Boxer Parent Co., Inc. 6.67% (CME Term SOFR 3 Month + 3.00%), 07/30/2031(p)		1,449	1,339,888
Clover Holdings 2 LLC 7.75% (FIXED 4 + 7.75%), 12/09/2031(e)(h)(j)		2,116	1,991,694
Darktrace Finco US LLC 6.90% (CME Term SOFR 3 Month + 3.25%), 10/09/2031(p)		1,187	1,133,742
Icon Parent Inc. 6.44% (CME Term SOFR 3 Month + 2.75%), 11/13/2031(p)		1,263	1,210,036
Loyalty Ventures, Inc. 14.00% (PRIME 3 Month + 5.50%), 11/03/2027(e)(h)(i)(m)(p)		1,518	11,388
Metropolis Technologies, Inc. 8.98% (CME Term SOFR 6 Month + 5.25%), 11/03/2032(e)(h)(j)(p)		1,733	1,709,446
Peraton Corp. 7.52% (CME Term SOFR 3 Month + 3.75%), 02/01/2028(p)		1,769	1,506,594
11.52% (CME Term SOFR 3 Month + 7.75%), 02/01/2029(p)		1,649	1,178,809
Ping Identity Holding Corp. 6.42% (CME Term SOFR 1 Month + 2.75%), 11/15/2032(e)(h)(j)(p)		820	808,725
Polaris Newco LLC 7.93% (CME Term SOFR 3 Month + 4.00%), 06/02/2028(p)		2,110	1,851,822
Project Alpha Intermediate Holdings, Inc. 10.12% (CME Term SOFR 3 Month + 5.00%), 05/09/2033(e)(h)(j)(p)		1,240	720,440
Rocket Software, Inc. 11/28/2028(q)		323	309,350

			13,771,934

ABFunds.com	AllianceBernstein Global High Income Fund 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
JetBlue Airways Corp. 8.435% (CME Term SOFR 3 Month + 4.75%), 08/27/2029(p)	U.S.$	1,025	$929,997

Transportation - Services – 0.2%
Third Coast Infrastructure LLC 7.42% (CME Term SOFR 1 Month + 3.75%), 09/25/2030(e)(h)(j)(p)		1,647	1,655,510

			40,556,129

Financial Institutions – 1.4%
Banking – 0.0%
Orbit Private Holdings I Ltd. 7.495% (CME Term SOFR 6 Month + 3.75%), 12/10/2031(p)		230	228,570

Brokerage – 0.2%
Jane Street Group LLC 5.67% (CME Term SOFR 3 Month + 2.00%), 12/15/2031(p)		1,506	1,476,891

Finance – 0.1%
Nexus Buyer LLC 9.42% (CME Term SOFR 1 Month + 5.75%), 02/16/2032(p)		1,450	1,398,728

Financial Services – 0.3%
Coller Credit Backed Loans & Notes II Ltd. 10/30/2036(e)(h)(q)		1,063	1,062,001
10/30/2036(e)(h)(q)		510	624,990
10/30/2036(e)(h)(q)		375	373,810
Colossus Acquireco LLC 5.38% (SOFR 4 + 1.75%), 07/30/2032(p)		697	693,561

			2,754,362

Insurance – 0.8%
Acrisure LLC 6.67% (CME Term SOFR 1 Month + 3.00%), 11/06/2030(p)		1,496	1,447,211
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.17% (CME Term SOFR 1 Month + 2.50%), 09/19/2031(p)		1,168	1,157,913
Asurion LLC 7.42% (CME Term SOFR 1 Month + 3.75%), 02/23/2033(p)		802	774,802
8.02% (CME Term SOFR 1 Month + 4.25%), 08/19/2028(p)		191	190,830

54 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HUB International Ltd. 5.92% (CME Term SOFR 3 Month + 2.25%), 06/20/2030(p)	U.S.$	2,832	$2,823,485
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 6.17% (CME Term SOFR 1 Month + 2.50%), 07/31/2031(p)		1,246	1,221,847

			7,616,088

			13,474,639

Total Bank Loans (cost $58,239,844)			54,030,768

EMERGING MARKETS - SOVEREIGNS – 3.3%
Angola – 0.1%
Angolan Government International Bond 8.00%, 11/26/2029(a)		1,231	1,213,150
8.25%, 05/09/2028(a)		200	201,600

			1,414,750

Argentina – 0.3%
Argentine Republic Government International Bond 0.75%, 07/09/2030(c)		2,186	1,831,879
4.125%, 07/09/2035(c)		1,413	1,021,378

			2,853,257

Costa Rica – 0.3%
Costa Rica Government International Bond 5.50%, 11/21/2030(a)	EUR	2,500	2,954,816

Dominican Republic – 0.4%
Dominican Republic International Bond 8.625%, 04/20/2027(a)	U.S.$	3,813	3,862,232

Ecuador – 0.3%
Ecuador Government International Bond 5.00%, 07/31/2040(a)(c)		945	736,403
6.90%, 07/31/2035(a)(c)		1,439	1,261,985
8.75%, 01/29/2034(a)		569	558,616

			2,557,004

Egypt – 0.3%
Egypt Government International Bond 5.875%, 02/16/2031(a)		310	284,896
7.625%, 05/29/2032(a)		484	464,398
8.70%, 03/01/2049(a)		2,472	2,157,413

			2,906,707

El Salvador – 0.2%
Comision Ejecutiva Hidroelectrica del Rio Lempa 8.65%, 01/24/2033(a)		954	979,997

ABFunds.com	AllianceBernstein Global High Income Fund 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

El Salvador Government International Bond 8.625%, 02/28/2029(a)	U.S.$	1,181	$1,232,373
9.25%, 04/17/2030(a)		175	182,262

			2,394,632

Kenya – 0.1%
Republic of Kenya Government International Bond 7.875%, 02/26/2034(a)		1,041	945,853

Nigeria – 0.3%
Nigeria Government International Bond 6.125%, 09/28/2028(a)		1,610	1,597,120
7.14%, 02/23/2030(a)		721	724,576
8.375%, 03/24/2029(a)		488	511,180

			2,832,876

Senegal – 0.3%
Senegal Government International Bond Series 7Y 7.75%, 06/10/2031(a)		4,446	2,560,896

South Africa – 0.1%
Republic of South Africa Government International Bond 7.25%, 12/11/2055(a)		203	185,643
7.95%, 11/19/2054(a)		970	958,603

			1,144,246

Sri Lanka – 0.1%
Sri Lanka Government International Bond 3.60%, 05/15/2036(a)(c)		1,031	911,090

Turkey – 0.3%
Hazine Mustesarligi Varlik Kiralama AS 6.75%, 09/01/2030(a)		1,425	1,426,118
Turkiye Government International Bond 6.95%, 09/16/2035		580	556,075
7.125%, 07/17/2032		467	464,740

			2,446,933

Ukraine – 0.1%
Ukraine Government International Bond 4.50%, 02/01/2029(a)(c)		1,012	708,095
4.50%, 02/01/2035(a)(c)		223	116,384
4.50%, 02/01/2036(a)(c)		159	81,245

			905,724

Uzbekistan – 0.1%
Republic of Uzbekistan International Bond
5.375%, 02/20/2029(a)		260	256,206
6.95%, 05/25/2032(a)		990	1,032,204

			1,288,410

Total Emerging Markets – Sovereigns (cost $32,665,541)			31,979,426

56 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 1.7%
Colombia – 0.0%
Colombian TES Series B 13.25%, 02/09/2033	COP	1,907,500	$510,249

United States – 1.7%
U.S. Treasury Bonds 2.75%, 11/15/2042(r)	U.S.$	2,154	1,637,713
5.00%, 05/15/2037(s)		1,824	1,929,450
5.25%, 02/15/2029		320	332,125
6.125%, 11/15/2027(r)		1,000	1,033,828
U.S. Treasury Notes 2.25%, 02/15/2027(r)		10,811	10,671,343
2.875%, 08/15/2028		606	593,366

			16,197,825

Total Governments – Treasuries (cost $17,160,258)			16,708,074

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Non-Agency Fixed Rate – 0.3%
Alternative Loan Trust Series 2006-HY12, Class A5 4.10%, 08/25/2036		339	320,483
Series 2006-42, Class 1A6 6.00%, 01/25/2047		426	221,974
Series 2006-24CB, Class A15 5.75%, 08/25/2036(l)		447	215,858
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		457	300,536
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		445	214,939
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.065%, 05/25/2047		56	51,155
Series 2007-4, Class 22A1 4.24%, 06/25/2047		261	235,670
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		388	126,911
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 4.59%, 09/25/2047		70	63,080
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.49%, 03/25/2037		37	32,063

ABFunds.com	AllianceBernstein Global High Income Fund 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037	U.S.$	321	$282,797
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		133	118,004
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		126	51,554
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-9, Class A4 4.02%, 10/25/2036		1,156	294,675
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 6.02%, 12/28/2037		173	157,649

			2,687,348

Non-Agency Floating Rate – 0.2%
Alternative Loan Trust Series 2007-7T2, Class A3 4.39% (CME Term SOFR 1 Month + 0.71%), 04/25/2037(l)		1,889	566,049
CHL Mortgage Pass-Through Trust Series 2007-13, Class A7 4.39% (CME Term SOFR 1 Month + 0.71%), 08/25/2037(l)		281	93,738
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A6 1.76% (5.44% – CME Term SOFR 1 Month), 04/25/2037(l)(t)		70	5,067
Series 2007-FA2, Class 1A10 4.04% (CME Term SOFR 1 Month + 0.36%), 04/25/2037(l)		208	45,261
Lehman XS Trust Series 2007-10H, Class 2AIO 3.22% (6.89% – CME Term SOFR 1 Month), 07/25/2037(l)(t)		84	10,984
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 2.76% (6.44% – CME Term SOFR 1 Month), 12/25/2036(l)(t)		1,295	149,200
Wachovia Mortgage Loan Trust Series 2006-ALT1, Class A2 1.68% (CME Term SOFR 1 Month + 0.47%), 01/25/2037(l)		4,528	1,522,469

			2,392,768

58 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 4767, Class KI 6.00%, 03/15/2048(u)	U.S.$	5,937	$1,076,880
Federal Home Loan Mortgage Corp. Strips Series 247, Class 54 5.50%, 04/15/2036(u)		2,669	450,268

			1,527,148

Risk Share Floating Rate – 0.1%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C03, Class 1B 15.53% (CME Term SOFR + 11.86%), 10/25/2028(l)		368	370,950
Series 2016-C03, Class 2B 16.53% (CME Term SOFR + 12.86%), 10/25/2028(l)		627	632,387

			1,003,337

Total Collateralized Mortgage Obligations (cost $13,034,329)			7,610,601

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Brazil – 0.1%
Caixa Economica Federal 5.625%, 05/13/2030(a)		455	458,367

Mexico – 0.3%
Comision Federal de Electricidad 5.70%, 01/24/2030(a)		439	438,342
6.50%, 01/28/2051(a)		848	817,260
Petroleos Mexicanos 5.50%, 06/27/2044		1,511	1,120,482
5.625%, 01/23/2046		930	681,225

			3,057,309

South Africa – 0.2%
Transnet/South Africa 8.25%, 02/06/2028(a)		1,392	1,439,328

Trinidad and Tobago – 0.0%
Trinidad Generation UnLtd. 7.75%, 06/16/2033(a)		373	387,454

Turkey – 0.2%
TC Ziraat Bankasi AS 7.25%, 02/04/2030(a)		812	813,786
8.00%, 01/16/2029(a)		354	365,229

ABFunds.com	AllianceBernstein Global High Income Fund 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Turkiye Ihracat Kredi Bankasi AS 6.875%, 07/03/2028(a)	U.S.$	502	$507,653
9.00%, 01/28/2027(a)		208	213,235

			1,899,903

Total Quasi-Sovereigns (cost $6,962,058)			7,242,361

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Colombia – 0.2%
Colombia Government International Bond 3.125%, 04/15/2031		502	428,708
6.50%, 01/21/2033		401	391,978
7.375%, 04/25/2030		756	784,728
8.00%, 11/14/2035		480	502,584

			2,107,998

Mexico – 0.1%
Mexico Government International Bond 5.375%, 03/22/2033		555	542,235

Panama – 0.0%
Panama Notas del Tesoro 3.75%, 04/17/2026		468	466,456

Romania – 0.3%
Romanian Government International Bond 5.75%, 09/16/2030(a)		1,434	1,427,905
5.75%, 03/24/2035(a)		1,492	1,405,387
6.375%, 01/30/2034(a)		336	333,984

			3,167,276

Trinidad and Tobago – 0.1%
Trinidad & Tobago Government International Bond 6.50%, 01/28/2036(a)		495	490,050

Total Governments – Sovereign Bonds (cost $6,870,297)			6,774,015

ASSET-BACKED SECURITIES – 0.5%
Other ABS - Fixed Rate – 0.4%
Short Term Consumer Receivables Issuer Trust Series 2025-1B, Class INV Zero Coupon, 11/20/2035(e)(f)(h)		1,976	2,086,485
Series 2026-1A, Class INV Zero Coupon, 03/20/2036(e)(h)(j)		2,208	2,311,064

			4,397,549

Other ABS - Floating Rate – 0.1%
Pagaya AI Debt Grantor Trust Series 2024-S1, Class ABC 7.31%, 09/15/2031(e)(h)(j)		812	813,981

Total Asset-Backed Securities (cost $5,150,978)			5,211,530

60 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 0.4%
Financial Institutions – 0.2%
Financial Services – 0.2%
Curo Group Holdings LLC(e)(h)(i)	161,756	$1,617,560

Communication Services – 0.2%
Diversified Telecommunication Services – 0.2%
Altice France SA/LuxCo3(e)(h)(i)	86,102	1,443,054

Health Care – 0.0%
Health Care Providers & Services – 0.0%
ModivCare Topco LLC(i)	79,498	437,239

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Technologies(e)(h)(i)	643	257,200

Transportation Infrastructure – 0.0%
Spirit Aviation Holdings, Inc.(i)	49,562	12,391

		269,591

Consumer Discretionary – 0.0%
Broadline Retail – 0.0%
K201640219 South Africa Ltd. – Class A(e)(h)(i)	12,695,187	13
K201640219 South Africa Ltd. – Class B(e)(h)(i)	2,009,762	2

		15

Diversified Consumer Services – 0.0%
AG Tracker(e)(h)(i)	57,354	– 0	–
Paysafe Ltd.(i)	10,709	72,928

		72,928

Leisure Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(e)(h)(i)	3	– 0	–

		72,943

Energy – 0.0%
Energy Equipment & Services – 0.0%
BIS Industries Holdings Ltd.(e)(h)(i)	838,296	1
CHC Group LLC(h)(i)	21,009	2

		3

Oil, Gas & Consumable Fuels – 0.0%
New Fortress Energy, Inc.(i)	49,250	29,058

		29,061

Consumer Staples – 0.0%
Household Products – 0.0%
Southeastern Grocers, Inc.(e)(h)(i)(k)	105,865	– 0	–

Total Common Stocks (cost $14,187,746)		3,869,448

ABFunds.com	AllianceBernstein Global High Income Fund 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	750	$899,627
State of Illinois Series 2010 7.35%, 07/01/2035		1,368	1,470,656
Wisconsin Public Finance Authority Series 2021 5.75%, 07/25/2041(f)		1,435	1,320,229

Total Local Governments – US Municipal Bonds (cost $3,560,168)			3,690,512

EMERGING MARKETS - TREASURIES – 0.3%
Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2035 (cost $2,398,767)		17,785	2,792,120

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(f) (cost $3,284,840)		11,562,908	2,785,560

COLLATERALIZED LOAN OBLIGATIONS – 0.2%
CLO - Floating Rate – 0.2%
Balboa Bay Loan Funding Ltd. Series 2021-2A, Class E 10.53% (CME Term SOFR 3 Month + 6.86%), 01/20/2035(a)(l)		1,000	925,011
Rad CLO 10 Ltd. Series 2021-10A, Class E 9.78% (CME Term SOFR 3 Month + 6.11%), 04/23/2034(a)(l)		750	669,879
Rad CLO 11 Ltd. Series 2021-11A, Class E 10.18% (CME Term SOFR 3 Month + 6.51%), 04/15/2034(a)(l)		355	330,513

Total Collateralized Loan Obligations (cost $2,096,072)			1,925,403

62 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Commercial Mortgage Trust Series 2012-CR3, Class F 4.43%, 10/15/2045(a)	U.S.$	44	$2,192
Series 2013-LC6, Class D 3.74%, 01/10/2046(a)		172	166,307
WFRBS Commercial Mortgage Trust Series 2011-C4, Class D 4.96%, 06/15/2044(a)		611	600,976
Series 2014-C25, Class D 3.80%, 11/15/2047(a)		802	785,570

Total Commercial Mortgage-Backed Securities (cost $1,534,731)			1,555,045

		Shares
PREFERRED STOCKS – 0.0%
Industrials – 0.0%
Other Industrial – 0.0%
Asphalt ATD Holdco – Class A(e)(h)(i)		4,984	123,653

Technology – 0.0%
Veritas US, Inc.(e)(f)(h)(i)		7,516	142,804

Total Preferred Stocks (cost $278,042)			266,457

RIGHTS – 0.0%
Altice France Lux 3/Altice Holdings 1 (CVR), expiring 10/01/2099(e)(f)(h)(i)		324	4,681
Altice France SA (CVR), expiring 12/31/2049(e)(f)(h)(i)		2,566	37,074
Vistra Corp., expiring 12/31/2049(e)(h)(i)		10,721	12,865

Total Rights (cost $0)			54,620

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(v)(w)(x) (cost $11,789,505)		11,789,505	11,789,505

ABFunds.com	AllianceBernstein Global High Income Fund 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.4%
BBH, New York 1.40%, 04/01/2026	NZD	0	**	$2
Citibank, London 0.85%, 04/01/2026	EUR	49		57,056
2.67%, 04/01/2026	GBP	20		26,219
JPMorgan Chase, New York 2.98%, 04/01/2026	U.S.$	2,847		2,846,586
Nordea, Oslo 2.65%, 04/01/2026	NOK	1,776		183,365
Royal Bank of Canada, Toronto 1.08%, 04/01/2026	CAD	0	**	2
SEB, Stockholm 0.80%, 04/01/2026	SEK	0	**	11
Standard Chartered Bank, Johannesburg 4.22%, 04/01/2026	ZAR	1,932		114,169

Total Time Deposits (cost $3,227,410)				3,227,410

Total Short-Term Investments (cost $15,016,915)				15,016,915

Total Investments – 99.2% (cost $999,188,745)				955,973,550
Other assets less liabilities – 0.8%				7,420,278

Net Assets – 100.0%				$963,393,828

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	88	June 2026	$9,989,375	$(228,250)
U.S. T-Note 5 Yr (CBT) Futures	412	June 2026	44,570,031	(560,062)

Sold Contracts
U.S. Long Bond (CBT) Futures	67	June 2026	7,629,625	249,688
U.S. T-Note 2 Yr (CBT) Futures	11	June 2026	2,281,899	16,070
U.S. T-Note 10 Yr (CBT) Futures	207	June 2026	22,986,703	470,602
U.S. Ultra Bond (CBT) Futures	4	June 2026	466,250	15,687

				$(36,265)

64 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America NA	KRW	54,714	USD	36	04/14/2026	$6
Barclays Bank PLC	USD	30	KRW	44,908	04/14/2026	(570)
Barclays Bank PLC	USD	32	IDR	541,772	04/23/2026	(14)
Barclays Bank PLC	TWD	1,060	USD	33	04/24/2026	62
Barclays Bank PLC	INR	3,066	USD	34	05/13/2026	1,152
Barclays Bank PLC	USD	33	CLP	30,164	05/14/2026	(378)
BNP Paribas SA	BRL	422	USD	81	04/02/2026	(658)
BNP Paribas SA	USD	81	BRL	422	04/02/2026	618
BNP Paribas SA	COP	147,082	USD	39	05/14/2026	(543)
BNP Paribas SA	USD	1,106	COP	4,174,654	05/14/2026	17,782
Brown Brothers Harriman & Co.	CHF	53	USD	69	04/16/2026	3,142
Brown Brothers Harriman & Co.	EUR	1,232	USD	1,465	04/16/2026	40,779
Brown Brothers Harriman & Co.	USD	110	CHF	86	04/16/2026	(2,593)
Brown Brothers Harriman & Co.	USD	1,400	EUR	1,197	04/16/2026	(15,743)
Brown Brothers Harriman & Co.	CAD	50	USD	36	04/17/2026	603
Brown Brothers Harriman & Co.	USD	90	CAD	122	04/17/2026	(1,817)
Brown Brothers Harriman & Co.	AUD	236	USD	166	04/22/2026	2,799
Brown Brothers Harriman & Co.	NZD	171	USD	103	04/22/2026	4,211
Brown Brothers Harriman & Co.	USD	86	AUD	124	04/22/2026	(581)
Brown Brothers Harriman & Co.	USD	104	NZD	173	04/22/2026	(4,130)
Brown Brothers Harriman & Co.	NOK	619	USD	65	04/23/2026	983
Brown Brothers Harriman & Co.	NOK	306	USD	32	04/23/2026	(7)
Brown Brothers Harriman & Co.	SEK	1,039	USD	116	04/23/2026	5,705
Brown Brothers Harriman & Co.	USD	78	NOK	759	04/23/2026	369
Brown Brothers Harriman & Co.	USD	75	NOK	710	04/23/2026	(1,312)
Brown Brothers Harriman & Co.	USD	123	SEK	1,131	04/23/2026	(3,273)
Brown Brothers Harriman & Co.	GBP	79	USD	105	04/24/2026	1,127
Brown Brothers Harriman & Co.	GBP	28	USD	37	04/24/2026	(127)
Brown Brothers Harriman & Co.	SGD	48	USD	38	04/24/2026	618
Brown Brothers Harriman & Co.	USD	90	GBP	67	04/24/2026	(1,450)
Brown Brothers Harriman & Co.	USD	49	SGD	63	04/24/2026	(191)
Brown Brothers Harriman & Co.	USD	117	ZAR	1,924	04/24/2026	(3,594)
Brown Brothers Harriman & Co.	ZAR	578	USD	35	04/24/2026	475
Brown Brothers Harriman & Co.	CZK	1,200	USD	57	05/20/2026	340
Brown Brothers Harriman & Co.	PLN	236	USD	64	05/20/2026	384
Brown Brothers Harriman & Co.	USD	3	HUF	1,018	05/20/2026	8
Brown Brothers Harriman & Co.	MXN	697	USD	39	05/21/2026	(51)
Brown Brothers Harriman & Co.	USD	4	MXN	76	05/21/2026	(76)
Brown Brothers Harriman & Co.	CNH	801	USD	117	05/22/2026	(111)
Brown Brothers Harriman & Co.	USD	29	CNH	202	05/22/2026	24
Citibank NA	BRL	153	USD	29	04/02/2026	(224)
Citibank NA	USD	29	BRL	153	04/02/2026	132
Citibank NA	KRW	53,942	USD	38	04/14/2026	1,862
Citibank NA	USD	66	KRW	97,708	04/14/2026	(1,508)
Citibank NA	USD	1,805	CAD	2,458	04/17/2026	(37,392)
Citibank NA	USD	35	TWD	1,105	04/24/2026	(544)
Citibank NA	USD	74	INR	6,719	05/13/2026	(2,724)
Citibank NA	COP	9,715,615	USD	2,626	05/14/2026	10,097
Citibank NA	PEN	154	USD	45	05/14/2026	609
Citibank NA	USD	339	COP	1,267,204	05/14/2026	1,688
Deutsche Bank AG	BRL	2,880	USD	552	04/02/2026	(4,213)
Deutsche Bank AG	USD	543	BRL	2,880	04/02/2026	13,231
Deutsche Bank AG	USD	36	INR	3,344	05/13/2026	(589)
Deutsche Bank AG	USD	29	PEN	101	05/14/2026	(179)

ABFunds.com	AllianceBernstein Global High Income Fund 65

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	BRL	15,128	USD	2,917	04/02/2026	$(3,590)
Goldman Sachs Bank USA	USD	2,899	BRL	15,128	04/02/2026	21,695
Goldman Sachs Bank USA	GBP	2,935	USD	3,968	04/24/2026	83,696
Goldman Sachs Bank USA	USD	1,722	GBP	1,273	04/24/2026	(36,313)
Goldman Sachs Bank USA	COP	14,980,648	USD	3,946	05/14/2026	(86,812)
Goldman Sachs Bank USA	USD	58	COP	219,631	05/14/2026	1,273
HSBC Bank USA	KRW	85,326	USD	58	04/14/2026	1,381
HSBC Bank USA	USD	57	KRW	82,253	04/14/2026	(2,042)
JPMorgan Chase Bank NA	TWD	1,166	USD	36	04/24/2026	(143)
JPMorgan Chase Bank NA	USD	39	TWD	1,223	04/24/2026	(443)
JPMorgan Chase Bank NA	USD	526	BRL	2,771	05/05/2026	5,028
Morgan Stanley Capital Services LLC	EUR	59,678	USD	71,605	04/16/2026	2,578,437
Morgan Stanley Capital Services LLC	USD	1,152	EUR	996	04/16/2026	(640)
Morgan Stanley Capital Services LLC	IDR	486,221	USD	29	04/23/2026	122
Morgan Stanley Capital Services LLC	USD	35	PEN	122	05/14/2026	139
Societe Generale	USD	1,628	EUR	1,406	04/16/2026	(1,104)
Standard Chartered Bank	KRW	64,723	USD	45	04/14/2026	1,911
Standard Chartered Bank	PEN	162	USD	47	05/14/2026	624
Standard Chartered Bank	USD	1	CLP	1,006	05/14/2026	(12)
UBS AG	BRL	11,979	USD	2,295	04/02/2026	(17,595)
UBS AG	USD	2,284	BRL	11,979	04/02/2026	28,367
UBS AG	USD	40	IDR	668,198	04/23/2026	(198)
UBS AG	BRL	11,901	USD	2,255	05/05/2026	(27,381)
UBS AG	USD	15	BRL	78	05/05/2026	179

						$2,570,793

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2026	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	5.00%	Quarterly	3.65%	USD	25,396	$1,372,141	$1,222,031	$150,110
CDX-NAHY Series 46, 5 Year Index, 6/20/2031*	5.00	Quarterly	3.86	USD	69,387	3,438,235	3,230,069	208,166
Hertz Corp. (The), 5.000%, 12/01/2029, 06/20/2029*	5.00	Quarterly	31.08	USD	140	(70,332)	(13,921)	(56,411)
iTraxx XOVER Series 45, 5 Year Index, 6/20/2031*	5.00	Quarterly	3.53	EUR	46,230	3,442,463	3,546,398	(103,935)

						$8,182,507	$7,984,577	$197,930

*	Termination date

66 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
BRL	120,143	01/02/2029	1 Day CDI	12.716%	Maturity	$(451,413)	$	– 0	–	$(451,413)
BRL	39,172	01/02/2029	1 Day CDI	13.993%	Maturity	41,450		– 0	–	41,450
BRL	38,107	01/02/2029	1 Day CDI	12.618%	Maturity	(156,661)		– 0	–	(156,661)
BRL	16,525	01/02/2029	1 Day CDI	12.682%	Maturity	(64,015)		– 0	–	(64,015)
BRL	16,006	01/02/2029	1 Day CDI	13.220%	Maturity	(27,035)		– 0	–	(27,035)
BRL	14,722	01/02/2029	1 Day CDI	13.020%	Maturity	(35,701)		– 0	–	(35,701)
BRL	14,021	01/02/2029	1 Day CDI	12.555%	Maturity	(57,772)		– 0	–	(57,772)
BRL	14,021	01/02/2029	1 Day CDI	12.490%	Maturity	(61,259)		– 0	–	(61,259)

						$(812,406)	$	– 0	–	$(812,406)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at March 31, 2026
Barclays Capital, Inc.†	USD	580	0.25%	–	$580,092
Barclays Capital, Inc.†	USD	138	0.50	–	137,555
Barclays Capital, Inc.	USD	1,695	1.50	4/01/2026	1,697,288
Barclays Capital, Inc.†	USD	1,457	2.25	–	1,458,585
Barclays Capital, Inc.†	USD	530	2.25	–	530,886
Barclays Capital, Inc.†	USD	653	2.75	–	653,303
Barclays Capital, Inc.†	USD	2,336	3.25	–	2,336,807
Standard Chartered Bank†	USD	282	2.25	–	283,023
Standard Chartered Bank†	USD	206	2.25	–	206,194

					$7,883,733

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2026.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$5,166,342	$1,697,288		$	– 0	–	$	– 0	–	$6,863,630
Corporates – Investment Grade	489,217	– 0	–		– 0	–		– 0	–	489,217
Emerging Markets – Corporate Bonds	530,886	– 0	–		– 0	–		– 0	–	530,886

Total	$6,186,445	$1,697,288		$	– 0	–	$	– 0	–	$7,883,733

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2026, the aggregate market value of these securities amounted to $715,270,947 or 74.24% of net assets.

ABFunds.com	AllianceBernstein Global High Income Fund 67

PORTFOLIO OF INVESTMENTS (continued)

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2026.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2026.

(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.99% of net assets as of March 31, 2026, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value		Percentage of Net Assets
Altice France Lux 3/Altice Holdings 1 (CVR) Zero Coupon, 10/01/2099	10/01/2025	$	– 0	–	$4,681		0.00%
Altice France Lux 3/Altice Holdings 1 10.00%, 01/15/2033	10/01/2025		632,297		627,355		0.07%
Altice France SA (CVR) Zero Coupon, 12/31/2049	10/01/2025		– 0	–	37,074		0.00%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030	11/14/2023		17,517		964		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020		– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020		– 0	–	– 0	–	0.00%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016		3,284,840		2,785,560		0.29%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017 - 06/30/2022		1,100,178		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	01/31/2017 - 06/30/2022		770,975		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2023	05/15/2013 - 02/19/2015		2,295,760		– 0	–	0.00%
NFE Financing LLC 12.00%, 11/15/2029	11/22/2024 - 04/08/2025		5,307,317		2,531,026		0.26%
Short Term Consumer Receivables Issuer Trust Series 2025-1B, Class INV Zero Coupon, 11/20/2035	12/02/2025 - 01/20/2026		2,029,829		2,086,485		0.22%
Veritas US, Inc.	12/09/2024		154,379		142,804		0.01%
Wisconsin Public Finance Authority Series 2021 5.75%, 07/25/2041	08/03/2021		1,435,000		1,320,229		0.14%

(g)	Defaulted matured security.

(h)	Fair valued by the Adviser.

(i)	Non-income producing security.

68 AllianceBernstein Global High Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Clover Holdings 2 LLC 7.75%, 12/09/2031	11/01/2024	$2,116,010	$1,991,694	0.21%
CNG Holdings, Inc. 16.50% (16.50% Cash or 17.50% PIK), 06/30/2031	05/21/2019 - 03/16/2026	819,613	676,577	0.07%
INEOS US Petrochem LLC 8.02%, 04/02/2029	10/09/2025	532,364	492,753	0.05%
Inizio Group Ltd. 8.05%, 08/19/2028	11/01/2024	1,256,860	1,135,640	0.12%
Metropolis Technologies, Inc. 8.98%, 11/03/2032	10/20/2025	1,715,946	1,709,446	0.18%
Pagaya AI Debt Grantor Trust Series 2024-S1, Class ABC 7.31%, 09/15/2031	04/24/2024	811,950	813,981	0.08%
PHRG Intermediate LLC 7.70%, 02/20/2032	09/18/2025	809,781	805,712	0.08%
Ping Identity Holding Corp. 6.42%, 11/15/2032	10/31/2025	817,950	808,725	0.08%
Project Alpha Intermediate Holdings, Inc. 10.12%, 05/09/2033	11/21/2024	1,233,800	720,440	0.07%
RVR Dealership Holdings LLC 8.18%, 02/26/2033	02/06/2026	797,850	779,625	0.08%
Short Term Consumer Receivables Issuer Trust Series 2026-1A, Class INV Zero Coupon, 03/20/2036	02/25/2026 - 03/25/2026	2,309,199	2,311,064	0.24%
Third Coast Infrastructure LLC 7.42%, 09/25/2030	08/07/2025	1,652,429	1,655,510	0.17%
Vibrantz Technologies, Inc. 9.00%, 02/28/2031	03/09/2026	106,251	79,655	0.01%

(k)	Escrow Shares.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2026.

(m)	Defaulted.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Convertible security.

(p)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at March 31, 2026.

(q)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the SOFR plus a premium which was determined at the time of purchase.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(s)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

ABFunds.com	AllianceBernstein Global High Income Fund 69

PORTFOLIO OF INVESTMENTS (continued)

(t)	Inverse interest only security.

(u)	IO - Interest Only.

(v)	The rate shown represents the 7-day yield as of period end.

(w)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(x)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CVR – Contingent Value Right

EURIBOR – Euro Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICS – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

70 AllianceBernstein Global High Income Fund	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

March 31, 2026

Assets
Investments in securities, at value Unaffiliated issuers (cost $987,399,240)	$944,184,045
Affiliated issuers (cost $11,789,505)	11,789,505
Cash	6,949
Cash collateral due from broker	6,866
Foreign currencies, at value (cost $816,868)	439,977
Unaffiliated interest receivable	15,308,736
Receivable for investment securities sold	9,030,582
Unrealized appreciation on forward currency exchange contracts	2,831,658
Receivable for variation margin on centrally cleared swaps	1,504,679
Affiliated dividends receivable	52,132
Receivable for variation margin on futures	8,689
Receivable due from Adviser	3,223
Other assets	1,350,000

Total assets	986,517,041

Liabilities
Payable for investment securities purchased	13,032,843
Payable for reverse repurchase agreements	7,883,733
Advisory fee payable	766,244
Payable for capital gains taxes	290,435
Unrealized depreciation on forward currency exchange contracts	260,865
Administrative fee payable	68,867
Payable for unsettled reverse repurchase agreements	57,429
Transfer Agent fee payable	18,566
Directors’ fee payable	6,800
Accrued expenses	737,431

Total liabilities	23,123,213

Net Assets	$963,393,828

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,151,520,860
Accumulated loss	(188,989,329)

$963,393,828

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$11.17

See notes to financial statements.

ABFunds.com	AllianceBernstein Global High Income Fund 71

STATEMENT OF OPERATIONS

Year Ended March 31, 2026

Investment Income
Interest	$71,453,188
Dividends
Affiliated issuers	589,511
Unaffiliated issuers	21,717	$72,064,416

Expenses
Advisory fee (see Note B)	8,807,391
Transfer agency	47,784
Custody and accounting	254,577
Audit and tax	200,238
Printing	196,487
Administrative	95,933
Registration fees	88,385
Legal	80,555
Directors’ fees	26,128
Miscellaneous	53,936

Total expenses before interest expense	9,851,414
Interest expense	148,822

Total expenses	10,000,236
Less: expenses waived and reimbursed by the Adviser (see Note B)	(29,908)

Net expenses		9,970,328

Net investment income		62,094,088

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(9,482,940)
Forward currency exchange contracts		(6,111,299)
Futures		609,225
Swaps		6,602,585
Foreign currency transactions		339,191
Net change in unrealized appreciation (depreciation) on:
Investments(b)		7,490,954
Forward currency exchange contracts		4,108,400
Futures		(577,999)
Swaps		(247,471)
Foreign currency denominated assets and liabilities		(63,811)

Net gain on investment and foreign currency transactions		2,666,835

Net Increase in Net Assets from Operations		$64,760,923

(a)	Net of foreign realized capital gains taxes of $126,596.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $18,658.

See notes to financial statements.

72 AllianceBernstein Global High Income Fund	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2026		Year Ended March 31, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income	$62,094,088		$64,214,060
Net realized gain (loss) on investment and foreign currency transactions	(8,043,238)		406,349
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	10,710,073		4,488,973
Contributions from Affiliates (see Note B)	– 0	–	464

Net increase in net assets from operations	64,760,923		69,109,846
Distributions to Shareholders	(67,157,296)		(69,121,709)
Return of Capital	(619,230)		– 0	–

Total decrease	(3,015,603)		(11,863)
Net Assets
Beginning of period	966,409,431		966,421,294

End of period	$963,393,828		$966,409,431

See notes to financial statements.

ABFunds.com	AllianceBernstein Global High Income Fund 73

NOTES TO FINANCIAL STATEMENTS

March 31, 2026

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) is incorporated under the laws of the State of Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) options, including flexible exchange-traded options (“Flex Options”), are typically valued at transaction price on the trade date. On days when a trade does not occur, these options are valued using models that consider the terms of the option and relevant market inputs; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent

74 AllianceBernstein Global High Income Fund	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

ABFunds.com	AllianceBernstein Global High Income Fund 75

NOTES TO FINANCIAL STATEMENTS (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices.

76 AllianceBernstein Global High Income Fund	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2026:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$594,031,717		$3,585,655	#	$597,617,372
Corporates – Investment Grade		– 0	–	142,508,503		– 0	–	142,508,503
Emerging Markets – Corporate Bonds		– 0	–	54,333,856		964	#	54,334,820
Bank Loans		– 0	–	41,859,034		12,171,734		54,030,768
Emerging Markets – Sovereigns		– 0	–	31,979,426		– 0	–	31,979,426
Governments – Treasuries		– 0	–	16,708,074		– 0	–	16,708,074
Collateralized Mortgage Obligations		– 0	–	7,610,601		– 0	–	7,610,601
Quasi-Sovereigns		– 0	–	7,242,361		– 0	–	7,242,361
Governments – Sovereign Bonds		– 0	–	6,774,015		– 0	–	6,774,015
Asset-Backed Securities		– 0	–	– 0	–	5,211,530		5,211,530
Common Stocks		114,377		437,241		3,317,830	#	3,869,448
Local Governments – US Municipal Bonds		– 0	–	3,690,512		– 0	–	3,690,512
Emerging Markets – Treasuries		– 0	–	2,792,120		– 0	–	2,792,120
Inflation-Linked Securities		– 0	–	2,785,560		– 0	–	2,785,560
Collateralized Loan Obligations		– 0	–	1,925,403		– 0	–	1,925,403
Commercial Mortgage-Backed Securities		– 0	–	1,555,045		– 0	–	1,555,045

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2			Level 3		Total
Preferred Stocks	$	– 0	–	$	– 0	–	$266,457		$266,457
Rights		– 0	–		– 0	–	54,620		54,620
Short-Term Investments:
Investment Companies		11,789,505			– 0	–	– 0	–	11,789,505
Time Deposits		3,227,410			– 0	–	– 0	–	3,227,410

Total Investments in Securities		15,131,292			916,233,468		24,608,790		955,973,550
Other Financial Instruments*:
Assets
Futures		752,047			– 0	–	– 0	–	752,047	†
Forward Currency Exchange Contracts		– 0	–		2,831,658		– 0	–	2,831,658
Centrally Cleared Credit Default Swaps		– 0	–		8,252,839		– 0	–	8,252,839	†
Centrally Cleared Interest Rate Swaps		– 0	–		41,450		– 0	–	41,450	†
Liabilities
Futures		(788,312)			– 0	–	– 0	–	(788,312	)†
Forward Currency Exchange Contracts		– 0	–		(260,865)		– 0	–	(260,865)
Centrally Cleared Credit Default Swaps		– 0	–		(70,332)		– 0	–	(70,332	)†
Centrally Cleared Interest Rate Swaps		– 0	–		(853,856)		– 0	–	(853,856	)†

Total		$15,095,027			$926,174,362		$24,608,790		$965,878,179

#	The Fund held securities with zero market value at period end.

*

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates – Non-Investment Grade#		Emerging Markets – Corporate Bonds#		Bank Loans		Asset- Backed Securities
Balance as of 03/31/25	$5,422,586		$225,084		$9,862,336		$1,714,655
Accrued discounts/ (premiums)	93,116		6,381		– 0	–	(6,052)
Realized gain (loss)	(244,559)		(4,309,335)		(81,374)		(50,396)
Change in unrealized appreciation (depreciation)	(573,067)		4,135,055		533,467		31,061
Purchases/Payups	1,047,033		– 0	–	7,172,327		5,934,017
Sales/Paydowns	(2,159,454)		(56,221)		(6,546,243)		(2,411,755)
Transfers into Level 3*	– 0	–	– 0	–	1,231,221		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 03/31/26	$3,585,655		$964		$12,171,734		$5,211,530

Net change in unrealized appreciation (depreciation) from investments held as of 03/31/26** .	$335,164		$(5,296)		$503,257		$31,061

	Common Stocks#		Preferred Stocks		Rights		Total
Balance as of 03/31/25	$1,705,166		$172,868		$13,133		$19,115,828
Accrued discounts/ (premiums)	(106)		– 0	–	– 0	–	93,339
Realized gain (loss)	(2,135,880)		(1,485,000)		– 0	–	(8,306,544)
Change in unrealized appreciation (depreciation)	2,942,515		(30,074)		41,487		7,080,444
Purchases/Payups	1,567,465		1,608,663		– 0	–	17,329,505
Sales/Paydowns	(10,683)		– 0	–	– 0	–	(11,184,356)
Transfers into Level 3*	– 0	–	– 0	–	– 0	–	1,231,221
Transfers out of Level 3^	(750,647)		– 0	–	– 0	–	(750,647)

Balance as of 03/31/26	$3,317,830		$266,457		$54,620		$24,608,790

Net change in unrealized appreciation (depreciation) from investments held as of 03/31/26** .	$885,002		$(30,074)		$41,487		$1,760,601

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

*	Amounts were transferred into Level 3 as the observability of price inputs has decreased during the reporting period.

**

The unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments and other financial instruments in the accompanying statement of operations.

^	Amounts were transferred out of Level 3 as the observability of price inputs has increased during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2026. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 03/31/26			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$264,368		Intrinsic Calculation	Asset Value	$98.36
	$	– 0	–	Qualitative Assessment		$0.00

		$264,368

Emerging Markets – Corporate Bonds.	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

	$	– 0	–

Bank Loans		$1,062,001		Discounted Cash Flow	Discount Rate	6.86% to 7.38%
		$624,990		Discounted Cash Flow	Discount Rate	18.69% to 19.69%
		$373,810		Discounted Cash Flow	Discount Rate	9.54% to 10.08%

		$2,060,801

Common Stocks		$257,200		Guideline Public Company, Discounted Cash Flow, and Optional Value	Asset Value	$400.00
		$1		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$257,201

Preferred Stocks.		$123,653		Intrinsic Calculation	Asset Value	$24.81

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Asset Value in isolation would be expected to result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in Discount Rate in isolation would be expected to result in a significantly lower (higher) fair value measurement.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received

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NOTES TO FINANCIAL STATEMENTS (continued)

from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2026, the reimbursement for such services amounted to $95,933.

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Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2026, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2026, such waiver amounted to $29,908.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2026 is as follows:

Fund	Market Value 3/31/25 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/26 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$3,946	$298,460	$290,616	$11,790	$590

During the year ended March 31, 2025, the Adviser reimbursed the Fund $464 for trading losses incurred due to a trade entry error.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2026, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$703,478,928		$730,637,912
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,000,429,760

Gross unrealized appreciation	$21,121,009
Gross unrealized depreciation	(66,029,029)

Net unrealized depreciation	$(44,908,020)

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2026, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund

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agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2026, the Fund held futures for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk or inflation. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to

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NOTES TO FINANCIAL STATEMENTS (continued)

a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain (loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2026, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended March 31, 2026, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2026, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$752,047	*	Payable for variation margin on futures	$788,312	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	41,450	*	Payable for variation margin on centrally cleared swaps	853,856	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,831,658		Unrealized depreciation on forward currency exchange contracts	260,865

Credit contracts	Receivable for variation margin on centrally cleared swaps	358,276	*	Payable for variation margin on centrally cleared swaps	160,346	*

Total		$3,983,431			$2,063,379

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$609,225	$(577,999)

Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	476	(812,599)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(6,111,299)	4,108,400

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	6,602,109	565,128

Total		$1,100,511	$3,282,930

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2026:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,440,000	(a)
Average notional amount of sale contracts	$133,395,280
Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,446,688
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,581,025
Average principal amount of sale contracts	$82,493,969
Futures:
Average notional amount of buy contracts	$61,265,585
Average notional amount of sale contracts	$38,561,215

(a)	Positions were open for eleven months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31,

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NOTES TO FINANCIAL STATEMENTS (continued)

2026. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America NA	$6	$	– 0	–	$	– 0	–	$	– 0	–	$6
Barclays Bank PLC	1,214	(962)	– 0	–	– 0	–	252
BNP Paribas SA	18,400	(1,201)	– 0	–	– 0	–	17,199
Brown Brothers Harriman & Co.	61,567	(35,056)	– 0	–	– 0	–	26,511
Citibank NA	14,388	(14,388)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	13,231	(4,981)	– 0	–	– 0	–	8,250
Goldman Sachs Bank USA	106,664	(106,664)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	1,381	(1,381)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank NA	5,028	(586)	– 0	–	– 0	–	4,442
Morgan Stanley Capital Services LLC	2,578,698	(640)	– 0	–	– 0	–	2,578,058
Standard Chartered Bank	2,535	(12)	– 0	–	– 0	–	2,523
UBS AG	28,546	(28,546)	– 0	–	– 0	–	– 0	–

Total	$2,831,658	$(194,417)	$	– 0	–	$	– 0	–	$2,637,241	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$962	$(962)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	1,201	(1,201)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	35,056	(35,056)	– 0	–	– 0	–	– 0	–
Citibank NA	42,392	(14,388)	– 0	–	– 0	–	28,004
Deutsche Bank AG	4,981	(4,981)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	126,715	(106,664)	– 0	–	– 0	–	20,051
HSBC Bank USA	2,042	(1,381)	– 0	–	– 0	–	661
JPMorgan Chase Bank NA	586	(586)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	640	(640)	– 0	–	– 0	–	– 0	–
Societe Generale	1,104	– 0	–	– 0	–	– 0	–	1,104
Standard Chartered Bank	12	(12)	– 0	–	– 0	–	– 0	–
UBS AG	45,174	(28,546)	– 0	–	– 0	–	16,628

Total	$260,865	$(194,417)	$	– 0	–	$	– 0	–	$66,448	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for

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NOTES TO FINANCIAL STATEMENTS (continued)

investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended March 31, 2026 the carrying value of the payable for the reverse repurchase agreements approximated its fair value. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as a Level 1 investment. For the year ended March 31, 2026, the average amount of reverse repurchase agreements outstanding was $6,160,094 and the daily weighted average interest rate was 2.24%. At March 31, 2026, the Fund had reverse repurchase agreements outstanding in the amount of $7,883,733 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2026:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$7,394,516	$(5,737,275)	$1,657,241
Standard Chartered Bank	489,217	(465,386)	23,831

	$7,883,733	$(6,202,661)	$1,681,072

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Capital Stock

During the year ended March 31, 2026 and the year ended March 31, 2025, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries and could negatively impact the market value of a security. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risks than investments in other foreign countries because the markets are less developed, less liquid and are subject to increased potential for market manipulation and economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no

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NOTES TO FINANCIAL STATEMENTS (continued)

guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2026 and March 31, 2025 were as follows:

	2026	2025
Distributions paid from:
Ordinary income	$67,157,296	$69,121,709

Total taxable distributions paid	$67,157,296	$69,121,709
Return of Capital	619,230	– 0	–

Total Distributions Paid	$67,776,526	$69,121,709

As of March 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(140,173,610	)(a)
Unrealized appreciation (depreciation)	(48,258,044	)(b)

Total accumulated earnings (deficit)	$(188,431,654	)(c)

(a)	As of March 31, 2026, the Fund had a net capital loss carryforward of $140,173,610.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of grantor trusts, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2026, the Fund had a net short-term capital loss carryforward of $5,050,429 and a net long-term capital loss carryforward of $135,123,181, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2026	2025	2024	2023	2022

Net asset value, beginning of period	$ 11.21	$ 11.21	$ 10.56	$ 12.02	$ 12.78

Income From Investment Operations

Net investment income(a)(b)	.72	.74	.75	.69	.61

Net realized and unrealized gain (loss) on investment	.03	.06	.71	(1.27)	(.58)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.75	.80	1.46	(.58)	.03

Less: Dividends and Distributions

Dividends from net investment income	(.78)	(.80)	(.78)	(.88)	(.78)

Return of capital	(.01)	– 0	–	(.03)	– 0	–	(.01)

Total dividends and distributions	(.79)	(.80)	(.81)	(.88)	(.79)

Net asset value, end of period	$ 11.17	$ 11.21	$ 11.21	$ 10.56	$ 12.02

Market value, end of period	$ 10.17	$ 10.73	$ 10.62	$ 9.72	$ 11.18

(Discount), end of period	(8.95)%	(4.28)%	(5.26)%	(7.95)%	(6.99)%

Total Return

Total investment return based on:(d)

Market value	1.93%	8.82%	18.43%	(5.00)%	.79%

Net asset value	7.16	%^*	7.71	%^*	15.06%	(4.01	)%^	.48	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$963,394	$966,409	$966,421	$910,949	$1,036,686

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.02%	1.03%	1.05%	1.04%	1.00%

Expenses, before waivers/reimbursements(e)	1.02%	1.03%	1.05%	1.04%	1.00%

Net investment income(b)	6.35%	6.61%	6.98%	6.39%	4.77%

Portfolio turnover rate	73%	68%	45%	40%	40%

See footnote summary on page 98.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, Total investment return based on net asset value will be higher than total investment return based on market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2026	2025	2024	2023	2022
Net of waivers/reimbursements	1.00%	1.01%	1.01%	1.02%	.99%
Before waivers/reimbursements	1.01%	1.01%	1.01%	1.02%	.99%

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended March 31, 2026 and March  31, 2025 by .02% and .01%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2026, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 26, 2026

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2026 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2026.

For foreign shareholders, 61.62% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $64,020,275 of distributions paid during the fiscal year ended March 31, 2026 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2027.

ABFunds.com	AllianceBernstein Global High Income Fund 101

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

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ADDITIONAL INFORMATION (continued)

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

ABFunds.com	AllianceBernstein Global High Income Fund 103

BOARD OF DIRECTORS

Garry L. Moody(1), Chair R. Jay Gerken(1) Jeffrey R. Holland(1) Jeanette W. Loeb(1)	Carol C. McMullen(1) Alexander Chaloff Emilie D. Wrapp

OFFICERS

Onur Erzan, President and Chief Executive Officer

Christian DiClementi(2), Vice President

Gershon M. Distenfeld(2)*, Vice President

Fahd Malik(2), Vice President

Matthew S. Sheridan(2), Vice President

William Smith(2), Vice President

Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Vercelia Petty, Controller Jennifer Friedland, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

501 Commerce Street

Nashville, TN 37203

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. DiClementi, Distenfeld, Malik, Sheridan and Smith, members of the Global High Income Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 24, 2026, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

*	Mr. Distenfeld is expected to retire from the Adviser effective December 31, 2026.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Alex Chaloff,# 54 (2025)	Senior Vice President of the Adviser with which he has been associated since prior to 2021. He is Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He serves as President and Chief Executive Officer of the Sanford C. Bernstein Fund and Bernstein Fund (“SCB Funds”) and AB Multi-Manager Alternative Fund (“AMMAF”) since April 2023. He served as a director or trustee of the Unitary Board since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Emilie D. Wrapp,# 70 (2025)	Private Investor since July 2023. Formerly, Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI since prior to 2020 until June 2023. She has served as a member of the Advisory Board to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to the Fund and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”)). She served as a director or trustee of the Unitary Board since January 2025, and has served as a director or trustee of the AB Funds Complex since May 2025.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## Chair of the Board 74 (2008)	Private Investor since prior to 2021. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He has served as Chairman of the AB Funds and Chairman of the Independent Directors Committees of the AB Funds since January 2023; he has served as a director or trustee of the AB Funds since 2008; and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023. He has served as a director or trustee of the AB Funds complex, Chairman of the AB Funds Complex and Chairman of the Independent Directors Committees of the AB Funds Complex since January 2025.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

R. Jay Gerken,## 75 (2025)	Private Investor since prior to 2021. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the Board of the SCB Funds and AMMAF Board from July 2023 to December 2024; he has served as a director or trustee of the SCB Funds and Bernstein Funds from July 2013 and AMMAF from December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeffrey R. Holland,## 60 (2025)	Private Investor since prior to 2021. Formerly, Limited Partner of Brown Brothers Harriman & Co. from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman & Co. from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and served as Chair of the Audit Committees of such Funds since July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	None

Jeanette W. Loeb,## 73 (2020)	Private Investor since prior to 2021. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Governance and Nominating Committees of the AB Fund Complex since January 2025.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 70 (2016)	Private Investor since prior to 2021. Formerly, a Member of the Advisory Board of Butcher Box from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025; Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards. She has served as a director or trustee of the AB Funds since June 2016 and served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Audit Committees of the AB Funds Complex since January 2025.	91	None

*

The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 66 Hudson Blvd East, 26th Floor, New York, NY 10001.

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MANAGEMENT OF THE FUND (continued)

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of his affiliation with the Adviser. Ms. Wrapp was an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan, 50	President and Chief Executive Officer

President of the Adviser**, with which he has been associated since January 2021, and he oversees the Private Wealth Management, Global Private Alternatives and Global Asset Management Distribution businesses, in addition to the firm’s Strategy and Corporate Development functions. Erzan serves as Chair of the AB Operating Committee and is also a member of the Equitable Holdings Management Committee. President and Chief Executive Officer of the AB Mutual Funds, AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”) and AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) since April 2021 and the AB ETFs as of May 2022. Director of AB Funds from April 2021 to December 2024, and from April 2021 to March 2025 with respect to ANMIF and AGHIF. Prior to joining AB in 2021, Erzan was at McKinsey & Company for almost 20 years, where he most recently held the position of senior partner and co-leader of its Wealth & Asset Management practice. He has also served on the boards of Graham Windham and Turkish Philanthropy Funds.

Gershon M. Distenfeld***, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Head of Income Strategies.

Christian DiClementi, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also a Head of Emerging Markets Debt.

Matthew S. Sheridan, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Co-Head of US Multi-Sector Fixed Income.

Fahd Malik, 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Co-Head of Multi-Sector Fixed Income.

William Smith, 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Head of Credit.

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Nancy E. Hay, 53	Secretary	Senior Vice President and Associate General Counsel of the Adviser**, with which she has been associated since prior to 2021 and Assistant Secretary of ABI**.

Michael B. Reyes, 49	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Stephen M. Woetzel, 54	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2021.

Vercelia Petty, 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2021.

Jennifer Friedland, 51	Chief Compliance Officer

Senior Vice President of the Adviser with which she has been associated since 2021 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022) and Director of Subadvisory Fund Compliance.

*	The address for each of the Fund’s Officers is 66 Hudson Blvd East, New York, NY 10001.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

***	Mr. Distenfeld is expected to retire from the Adviser effective December 31, 2026.

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Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and

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conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Adviser receives reimbursements for certain clerical, accounting, administrative and other services provided to the Fund by the Adviser pursuant to the Administration Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the

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Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2025. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the management fee rate payable by the Fund (the combined advisory fee payable to the Adviser and administration fee payable to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. They compared the combined advisory and administration fees payable by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual total management fee rate (the combined advisory fee payable to the Adviser plus the administration fee payable to the Administrator) with a peer group median and noted that it was lower than the median. The directors noted that the total management fee rate was expressed as a percentage of net assets and would have been somewhat lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to the medians for

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a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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INFORMATION REGARDING INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS

Recent Changes to Investment Objective, Investment Policies and Principal Risks

The following is a summary of certain material changes to the Fund’s investment objective, investment policies and principal risks during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

None.

Current Investment Objective, Investment Policies and Principal Risks

Investment Objective

The Fund’s primary investment objective is to seek high current income. Its secondary investment objective is capital appreciation.

The investment objective is fundamental and may not be changed without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940.

Investment Policies

The Fund is permitted to invest without limit in debt securities, including Sovereign Debt Obligations (defined as U.S. Dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments) and corporate debt, denominated in non-U.S. currencies as well as in the U.S. Dollar. In addition, the Fund may invest without limit in emerging and developed markets and in debt securities of U.S. and non-U.S. corporate issuers.

The Fund will not invest 25% or more of its total assets in the Sovereign Debt Obligations of any one country other than the U.S.

Substantially all of the Fund’s investments will be in high yield, high risk debt securities that are low-rated (i.e., below investment-grade) or unrated and in both cases that are considered to be predominantly speculative as regards the issuer’s capacity to pay interest and repay principal.

Principal Investment Risks

See the earlier description of the Fund’s risks under “Disclosures and Risks.”

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a “majority of the Fund’s

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INFORMATION REGARDING INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS (continued)

outstanding voting securities.” A “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The percentage limitations set forth below apply only at the time an investment is made or other relevant action is taken by the Fund.

1.

The Fund will not make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

2.

The Fund will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government Securities;

3.

The Fund will not borrow money, except the Fund may borrow (a) from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund’s Board, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the Investment Company Act of 1940 Act, as amended, and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

4.	The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

5.	The Fund will not invest in companies for the purpose of exercising control;

6.

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box”), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

7.

The Fund will not (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are Sovereign Debt Obligations; (b) purchase or sell

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INFORMATION REGARDING INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS (continued)

commodities or commodity contracts; (c) invest in interests in oil, gas, or other mineral exploration or development programs; and (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions;

8.

The Fund will not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in the securities of any investment company; and

9.

The Fund will not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

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Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

GHI-0151-0326

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 20(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Jorge A. Bermudez, Jeffrey R. Holland, R. Jay Gerken and Ms. Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Global High Income Fund	2025	$162,505	$8,000	$31,674
	2026	$162,505	$8,000	$18,229

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Global High Income Fund	2025	$1,266,931	$39,674
			$(8,000)
			$(31,674)
	2026	$1,213,564	$26,229
			$(8,000)
			$(18,229)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez Nancy P. Jacklin Carol C. McMullen Jeffrey R. Holland	Garry L. Moody Jeanette Loeb R. Jay Gerken Emilie D. Wrapp

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM  8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period .

ITEM  9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no shareholder meetings during the reporting period.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 1 of this Form N - CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 1 of this Form N - CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	INTRODUCTION

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long-term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:

•	Materiality of the mentioned ESG or climate issue for the company’s business

•	The company’s current practice, policy and framework

•	Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

•

Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?

•	How does the proposal add value for the shareholders?

We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective.

3.1	BOARD AND DIRECTOR PROPOSALS

1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight	CASE-BY-CASE

AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.

2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices, including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a. Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b. Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8. Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: four (4) or more outside public company board seats for non-CEOs, three (3) or more outside public company board seats for the sitting CEO of the company in question and two (2) or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

9. Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches:

a.

Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

b.

Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022.

10. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

11. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

12. Majority Independent[1] Directors (SHP) FOR	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

13. Majority of Independent Directors on Key Committees (SHP)

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status.

14. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

15. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

16. Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

17. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

18. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item

20. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

23. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

23. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

24. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

25. Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and;

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

26. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

27. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

28. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

29. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

30. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.

31. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

32. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

33. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

34. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

35. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

36. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

37. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

38. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

39. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

40. Expensing Stock Options (SHP)	FOR

US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

41. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two -tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

42. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

43. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

44. Multi Class Equity Structure	AGAINST

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership— is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

45. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

46. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

47. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

48. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

49. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

50. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

51. Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

52. Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

53. Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

54. Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

55. Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

56. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

57. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

58. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

59. Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

60. Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

61.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

62.	Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

63.	Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

64. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

65. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

66. Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

•	Explanation for eliminating the in-person meeting;

•	Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;

•	How to submit and ask questions;

•	How the company plans to mimic a real-time in-person question and answer session; and

•	List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68. Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

69. Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70. Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71. Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72. Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

73. Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessments, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74. Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

75. Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

These proposals may increase transparency.

76. Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77. Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78. Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79. Workplace: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.

80. Workplace: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this Policy3. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.5 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

•	Publicly-traded clients of AB;

•	Publicly-traded companies that distribute AB mutual funds;

•	Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

•	Publicly-traded companies that are sell-side clients of our affiliated broker-dealer, SCB&Co.;

•	Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

•	Publicly-traded affiliated companies;

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly-traded companies targeted by the AFL-CIO for engagement and voting; and

•	Any other company subject to a material conflict of which a Committee member becomes aware[4].

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

•	If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.

•

If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

•	Recuse or “wall-off” certain personnel from the proxy voting process;

•	Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

•	Take other actions as the Conflicts Officer deems appropriate.

4.6	REVIEW OF THIRD PARTY PROXY SERVICE VENDORS

AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.9 We maintain the vast majority of these records electronically.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.

5	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB currently uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team review the ballots via ISS’s web platform, ProxyExchange, and complete the ballots for any proposals where our Policy involves a case-by-case assessment. In addition, all AB’s proxy votes are double-checked by an offshore compliance team to verify that they are being voted in-line with our Policy. Using ProxyExchange, the members of Responsibility team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

Shareholder Proposal		For	Against	Case-by- Case
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+

Shareholder Proposal		For	Against	Case-by- Case
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent			+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Workplace: Diversity	+
+	Workplace: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1. Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy?	☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

2. Is our proposed vote on consistent with our client’s recommended vote?	☐ Yes ☐ No

Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below.

3. Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No

Leave blank if not applicable.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

•	A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation)

•

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

•	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared By:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:
Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Gershon Distenfeld; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

Matthew S. Sheridan; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

*	The Adviser, ABI and ABIS are affiliates of the Fund.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2026.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Gershon Distenfeld	4	$4,134,000,000	None	None
Matthew S. Sheridan	8	$9,345,000,000	None	None
Christian DiClementi	8	$6,445,000,000	None	None
Fahd Malik	8	$9,345,000,000	None	None
Will Smith	21	$16,224,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Gershon Distenfeld	63	$48,172,000,000	None	None
Matthew S. Sheridan	82	$46,237,000,000	None	None
Christian DiClementi	72	$5,068,000,000	None	None
Fahd Malik	82	$46,237,000,000	None	None
Will Smith	80	$48,629,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Gershon Distenfeld	30	$3,474,000,000	None	None
Matthew S. Sheridan	26	$12,960,000,000	None	None
Christian DiClementi	72	$21,934,000,000	1	$1,663,000,000
Fahd Malik	26	$12,960,000,000	None	None
Will Smith	264	$7,977,000,000	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business

Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each 90 account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation

The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and riskadjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation:

With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team was created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2026 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Gershon Distenfeld	None
Matthew S. Sheridan	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 29, 2026

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	May 29, 2026